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                                                      --------------------------
                                                      Mellon Institutional Funds










                          Mellon Institutional Group
Prospectus                of Equity Funds
--------------------------------------------------------------------------------
February 1, 2006          The Boston Company Large Cap Core Fund

(revised March 17, 2006)  The Boston Company Small Cap Value Fund

                          The Boston Company Small Cap Growth Fund

                          The Boston Company Small/Mid Cap Growth Fund
                          (formerly The Boston Company Small Capitalization Equity Fund)

                          The Boston Company Small Cap Tax-Sensitive Equity Fund

                          The Boston Company International Core Equity Fund

                          The Boston Company International Small Cap Fund

                          The Boston Company World ex-U.S. Value Fund




                        The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------


        Risk/Return Summary ........................................     3
            Who may want to invest .................................     3
            Mutual fund risks ......................................     3
            Large Cap Core Fund and Small Cap Value Fund ...........     4
            Small Cap Growth Fund and Small/Mid Cap Growth Fund          6
            Small Cap Tax-Sensitive Equity Fund ....................     8
            International Core Equity Fund and International
            Small Cap Fund .........................................    10
            World ex-U.S. Value Fund ...............................    12
        The Funds' Investments and Related Risks ...................    14

        The Investment Adviser .....................................    16
            About The Boston Company Asset Management, LLC .........    16
            Fund managers ..........................................    17
            Advisory services and fees .............................    18

        Fund Closures ..............................................    19
            International Small Cap Fund ...........................    19

        Investment and Account Information .........................    20
            How to purchase shares .................................    20
            How to exchange shares .................................    21
            How to redeem shares ...................................    21
            Redemption fee .........................................    22
            Administrative service fee .............................    22
            Transaction and account policies .......................    23
            Valuation of shares ....................................    23
            Dividends and distributions ............................    23

        Fund Details ...............................................    24
            Tools used to combat short-term trading and excessive
            exchange activity ......................................    24
            Taxes ..................................................    25
            Master/feeder structure ................................    25
            The funds' service providers ...........................    25

        Financial Highlights .......................................    26

        For More Information .......................................    36

Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------

Each fund seeks long-term growth of capital. The Boston Company Asset Management, LLC ("TBCAM") serves as each fund's investment adviser. Small Cap Tax-Sensitive Equity Fund also seeks to maximize after-tax total return. TBCAM manages the Small Cap Tax-Sensitive Equity Fund using tax-sensitive strategies that are designed to reduce the impact of federal and state income taxes on after-tax returns actually achieved by investors in the fund.


Who may want to invest

Each fund may be appropriate for investors:

o    Looking to invest over the long term and willing to ride out market swings.

o Who do not need stable income and are willing to tolerate more risk than fixed income investments.

o Comfortable with the risks of the stock market and, in the case of International Core Equity Fund, International Small Cap Fund and World ex-U.S. Value Fund, the risks of investing primarily in foreign stock and currency markets.

The Small Cap Tax-Sensitive Equity Fund may be appropriate for investors:

o    In the upper federal income tax brackets.

o    Looking to invest over the long term and willing to ride out market swings.

o    Looking to allocate a portion of their assets to stocks.

o    Comfortable with the risks of the stock market.

Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                  TBCAM manages
                                                     more than $59.9 billion of
                                                       assets for a broad range
                                                         of clients in the U.S.
                                                                and abroad as of
                                                             December 31, 2005.


                                                                Descriptions of
                                                             the funds begin on
                                                              the next page and
                                                                   include more
                                                              information about
                                                                each fund's key
                                                                investments and
                                                          strategies, principal
                                                             risk factors, past
                                                                performance and
                                                                      expenses.

                                                           Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                        Large Cap Core Fund

Investment objective    Long-term growth of capital.
                        ------------------------------------------------------------------

 Key investments and    The fund invests all of its investable assets in a TBCAM
          strategies    advised master portfolio which invests, under normal
                        circumstances, at least 80% of net assets in equity
                        securities of large cap companies that appear to be
                        undervalued relative to underlying business fundamentals.
                        Except where indicated, this prospectus uses the term "fund"
                        to mean the fund and its master portfolio taken together. The fund focuses on companies with total market capitalizations which are greater than the market capitalization of companies in the bottom 5% of the capitalization range represented in the S&P 500
                        Index. This would correspond to companies with a total market capitalization of greater than $6.83 billion as of December 31,
                        2005. The fund may invest without limit in securities of U.S.
                        companies and of foreign companies that are listed or traded in the U.S., but not more than 10% of its assets in other
                        foreign securities.
                        ------------------------------------------------------------------

                        Small Cap Value Fund

Investment objective    Long-term growth of capital.
                        ------------------------------------------------------------------
 Key investments and    The fund invests all of its investable assets in a TBCAM
          strategies    advised master portfolio which invests, under normal
                        circumstances, at least 80% of net assets in equity
                        securities of small cap U.S. companies. Except where
                        indicated, this prospectus uses the term "fund" to mean
                        the fund and its master portfolio taken together. The fund focuses on companies with total market capitalizations
                        equal to or less than the total market capitalization of the largest company included in the Russell 2000 Index. This
                        would correspond to companies with total market capitali-
                        zations equal to or less than $4.40 billion as of
                        December 31, 2005.
                        ------------------------------------------------------------------

     How stocks are       The adviser employs a value based investment style in
           selected       managing the fund's portfolio which means the adviser seeks
  (Large Cap Core Fund)   to identify those companies with stocks trading at prices
                          below what the adviser believes are their intrinsic values.
                          The adviser measures value by evaluating a company's
                          valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry.

                          The adviser uses a combination of quantitative and
                          fundamental research to identify portfolio candidates. A
                          quantitative model screens a universe of up to 1,500
                          companies with the most liquid stocks according to valuation multiples, consistency of growth, near-term reported
                          business momentum, and actual earnings relative to, and the current trend in, expected earnings. Fundamental research is also used to identify companies that appear valued
                          attractively based on business dynamics, hidden assets, or special circumstances.

                           -----------------------------------------------------------------------------------------------------
          How stocks are   The adviser uses fundamental research and qualitative
                selected   analysis to select stocks among the portfolio candidates.
  (Small Cap Value Fund)   The adviser looks for companies with strong competitive
                           positions, high quality management, and financial strength.

                           The adviser uses the following stock selection process:

                           o    The adviser uses a variety of screening methods to
                                identify small companies which might be attractive
                                investments.
                           o    The adviser uses a consistent three-step fundamental
                                research process to evaluate the stocks marked as
                                attractive consisting of: (1) Valuation: to identify
                                small companies which are attractively priced relative
                                to their earnings potential; (2) Fundamentals: to
                                verify the strength of the underlying business
                                position; and (3) Catalyst: to identify a specific
                                event that has the potential to cause the stocks to
                                appreciate in value.

                           The adviser focuses primarily on individual stock selection instead of trying to predict which industries or sectors
                           will perform best. The stock selection process for both
                           funds is designed to produce a diversified portfolio of
                           companies that the adviser believes are undervalued relative to expected business growth.
                           -----------------------------------------------------------------------------------------------------
      Principal risks of
  investing in the funds   Investors could lose money on their investments in a fund, or a fund could perform less well than other possible
                           investments, if any of the following occurs:
                           o U.S. stock markets go down.
                           o The markets strongly favor growth stocks over stocks with value characteristics.
                           o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.
                           o The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to
                             be incorrect.
                           o In the case of the Small Cap Value Fund, small cap stocks are out of favor with the market.
                           o In the case of Large Cap Core Fund, large cap stocks perform poorly compared to mid or small cap stocks.
   Risks of investing in
                           In the case of the Small Cap Value Fund, there is a risk that the fund will lose money because it invests primarily in
     small cap companies
                           small cap stocks. Smaller companies may have limited product lines, markets and financial resources.
                           They may have
                           shorter operating histories and more volatile businesses. The prices of small cap stocks tend to be more volatile than
                           the prices of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.

                                       4
Group of Equity Funds

--------------------------------------------------------------------------------


   Total return
    performance     The bar chart and total return table indicate the risks of investing in the funds. The bar chart shows changes in the performance of each fund from year to year for the full calendar periods indicated. The total return table shows how a fund's average annual returns for different calendar
                    periods compare to those of a widely recognized, unmanaged index of common stock prices. A fund's past performance does not necessarily indicate how the fund will perform in the
                    future.

Large Cap Core Fund

1996 26.84%
1997 36.27%
1998 7.20%
1999 (0.17)%
2000 18.76%
2001 (8.13)%
2002 (17.52)%
2003 27.23%
2004 11.01%
2005 5.63%


    Quarterly returns:
           Large Cap Core Fund
           Highest: 19.23% in 4th quarter 1998
           Lowest: (18.66)% in 3rd quarter 1998

           Quarterly returns:
           Small Cap Value Fund
           Highest: 22.52% in 2nd quarter 2003
           Lowest: (18.85)% in 3rd quarter 2002

Small Cap Value Fund

2001 20.60%
2002 (10.88)%
2003 46.12%
2004 27.92%
2005 7.28%


--------------------------------------------------------------------------------

Average annual total returns

for selected periods ended December 31, 2005
--------------------------------------------------------------------------------

                                                                                          Life of    Inception
                                                     1 Year     5 Years     10 Years       Fund        Date
 Large Cap Core Fund                                                                                 1/31/91
 Return Before Taxes                                   5.63%       2.48%    9.52%           12.44%
 Return After Taxes on Distributions*                  3.51%       1.59%    7.06%
 Return After Taxes on Distributions and Sale
 of Fund Shares*                                       6.56%       1.93%    7.11%
 S&P 500 Index (reflects no deductions for fees,
 expenses or taxes)**                                  4.91%       0.54%    9.07%           11.51%
 Small Cap Value Fund                                                                                 2/1/00
 Return Before Taxes                                   7.28%      16.60%    N/A             19.33%
 Return After Taxes on Distributions*                  6.22%      14.71%    N/A             17.48%
 Return After Taxes on Distributions and Sale
 of Fund Shares*                                       6.14%      13.75%    N/A             16.32%
 Russell 2000 Value Index (reflects no
 deductions for fees, expenses or taxes)***            4.71%      13.55%    N/A             15.79%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The S&P 500 Index is an unmanaged index representing large U.S. company stock performance.
***The Russell 2000 Value Index is an unmanaged index representing those Russell 2000 companies with value characteristics. The Russell 2000 Index is generally considered to be representative of unmanaged small capitalization stocks in the U.S. markets.


Expense example2
This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:
o You invest $10,000 in the fund for the time periods indicated;
o You redeem at the end of each period;
o Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           After      After       After       After
                          1 Year     3 Years     5 Years     10 Years
Large Cap Core Fund        $ 87        $271        $471      $1,049
Small Cap Value Fund       $107        $334        $579      $1,283


Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

                                                      Large Cap         Small Cap
Based on fiscal year ended 9/30/05                    Core Fund        Value Fund
Shareholder fees                                        None              None
(fees paid directly from your investment)
Redemption fee1                                            2%                2%
(as a percentage of total redemption proceeds)
Annual fund operating expenses2
(expenses that are deducted from fund assets)
     Management fees                                    0.50%             0.80%
     Distribution (12b-1) fees                          None              None
     Other expenses                                     0.35%             0.25%
     Total annual fund operating expenses               0.85%             1.05%

--------------------------------------------------------------------------------
1A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account Information" section of this prospectus.
2This table and expense example reflect the combined expenses of each fund and the master portfolio in which it invests all its assets.


                                       5
                                                           Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                               Small Cap Growth Fund

   Investment objective   Long-term growth of capital.
                          ---------------------------------------------------------------

    Key investments and   The fund invests all of its investable assets in a TBCAM advised
             strategies   master portfolio which invests, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S.
                          companies. Except where indicated, this prospectus uses the term
                          "fund" to mean the fund and its master portfolio taken together.
                          The fund focuses on companies with total market capitalization equal to or less than the total market capitalization of the largest company included in the Russell 2000 Growth Index. This would correspond to companies with total market capitalization equal to or less than
                          $4.40 billion as of December 31,
                          2005. The fund may also invest in equity index futures contracts based primarily on the Russell 2000 Index.
                          ---------------------------------------------------------------

         How stocks are   The adviser employs a growth oriented investment style in managing each fund's portfolio which means the adviser
               selected   seeks to identify those small cap and mid cap, as applicable to the relevant fund, companies which are experiencing or will
                          experience rapid earnings or revenue growth. The adviser focuses on high quality companies, especially those with products
                          or services that are leaders in their market niches. The adviser selects stocks by:
                          o Using fundamental research to identify and follow companies with attractive characteristics, such as strong business
                          and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth.
                          o Investing in a company when the adviser's research indicates that the company will experience accelerating revenues
                          and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.
                          The adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform
                          best. Each fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care,
                          business services and communications.
                          ---------------------------------------------------------------

     Principal risks of   Investors could lose money on their investments in a fund, or a fund could perform less well than other possible
 investing in the funds   investments, if any of the following occurs:
                          o The U.S. stock market goes down.
                          o Small cap stocks are out of favor with the market; in the case of the
                          Small/Mid Cap Growth Fund, small cap and/or
                          mid cap stocks fall out of favor with the market.
                          o The markets strongly favor stocks with value characteristics over growth stocks.
                          o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.
                          o The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's stock
                          proves to be incorrect.
                          o During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index
                          futures contracts or closing out the position at a price the fund believes reflects the value of the securities which
                          make up the underlying index
                          o Negative market sentiment towards, or events affecting issuers in, the technology, health care, business services
                          and communications sectors disproportionately hurts the fund's performance.
   Risks of investing in  There is a risk that the funds will lose money because they invest primarily in either small cap or small and mid cap
   small cap and mid cap  stocks. Small and mid capitalization companies may have limited product lines, markets and financial resources than
               companies  large capitalization companies. In addition, they may have shorter operating histories and more volatile businesses.
                          The prices of small cap and mid cap stocks, and in particular aggressive growth small cap stocks, tend to be more
                          volatile than the prices of large cap stocks. In addition, it may be harder to sell these stocks, which can reduce their
                          selling prices.

                                Small/Mid Cap Growth Fund

    Investment objective  Long-term growth of capital.
     Key investments and  The fund invests, under normal circumstances, at least strategies  80% of net assets in equity securities of small cap and mid cap U.S. companies. The fund focuses on companies
                          with total market capitalization equal to or less than the total market capitalization of the largest company
                          included in the Russell 2500 Growth Index. This would
                          correspond to companies with total market capitalization
                          equal to or less than $11.16 billion
                          as of December 31, 2005. The fund may also
                          invest in equity index futures based on the Russell 2000
                          and S&P Midcap indices, and exchange traded funds
                          based upon the Russell 2500 Growth Index.

                                       6
Group of Equity Funds

--------------------------------------------------------------------------------


                      The bar charts and total return table indicate the risks of investing in the funds. The bar chart shows changes in the
       Total return
        performance   performance of each fund from year to year for the full calendar periods indicated. The total return table shows how each
                      fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of
                      common stock prices. A fund's past performance does not necessarily indicate how the fund will perform in the future.

Small Cap Growth Fund

 Quarterly returns:
  Small Cap Growth Fund
     Highest: 68.45% in 4th quarter 1999
     Lowest: (24.59)% in 3rd quarter 2001

  Quarterly returns:
  Small/MidCap Growth Fund
     Highest: 56.41% in 4th quarter 1999
     Lowest: (24.69)% in 4th quarter 2000


 *The funds' performance in 1999 should be considered extraordinary due to particularly favorable market conditions which are unlikely to reoccur.

Small/Mid Cap Growth Fund

97-30.875
98-14.30%
99-127.67%*
00-(20.66%)
01-(17.76%)
02-(25.29%)
03-45.24%
04-15.47%
05-8.35


96-17.37%
97-15.15%
98-1.72%
99-79.11%
00-(19.28)%
01-(15.49)%
02-(23.17)%
03-46.17%
04-18.00%
05-8.64%
--------------------------------------------------------------------------------

Average annual total returns

for selected periods ended December 31, 2005
--------------------------------------------------------------------------------

                                                                                     Life of    Inception
                                                 1 Year      5 Years    10 Years      Fund        Date
 Small Cap Growth Fund                                                                          12/23/96
 Return Before Taxes                               8.35%        2.23%      N/A         13.26%
 Return After Taxes on Distributions*              8.35%        2.23%      N/A         12.22%
 Return After Taxes on Distributions and
 Sale of Fund Shares*                              5.43%        1.91%      N/A         11.26%
 Russell 2000 Growth Index (reflects no
 deductions for fees, expenses or taxes)**         4.15%        2.28%      N/A          3.98%
 Small/Mid Cap Growth Fund                                                                        9/1/90
 Return Before Taxes                               8.64%        3.97%      9.22%       13.92%
 Return After Taxes on Distributions*              8.64%        3.97%      1.85%
 Return After Taxes on Distributions and
 Sale of Fund Shares*                              5.62%        3.41%      4.06%
 Russell 2500 Growth Index (reflects no
 deductions for fees, expenses or taxes)***        8.17%        2.78%      7.37%       10.78%+
 Russell 2000 Growth Index (reflects no
 deductions for fees, expenses or taxes)**         4.15%        2.28%      4.69%        8.66%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Russell 2000 Index is an unmanaged index of 2,000 stocks of small cap U.S. companies. The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 companies with higher price-to-book ratios and forecasted growth.
***The fund changed its benchmark index from the Russell 2000 Growth Index to the Russell 2500 Growth Index on September 1, 2005 to reflect the broader market capitalization range of securities in which it may invest. The Russell 2500 Growth Index is an unmanaged index representing the small to mid cap segment of the U.S. equity universe, commonly referred to as "smid" cap. +Reflects return since inception of the Russell 2500 Growth Index. The inception date for the Russell 2500 Growth index was 6/1/95.


Expense example3
This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:
o You invest $10,000 in the fund for the time periods indicated;
o You redeem at the end of each period;
o Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                After      After       After       After
                               1 Year     3 Years     5 Years     10 Years
Small Cap Growth Fund           $144        $446        $771      $1,691
Small/Mid Cap Growth Fund       $141        $437        $755      $1,657

Fees and expenses of the funds
This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

                                                              Small/Mid
                                               Small Cap      Cap Growth
Based on fiscal year ended 9/30/05            Growth Fund        Fund
Shareholder fees                                 None           None
(fees paid directly from your investment)
Redemption fee1                                      2%             2%
(as a percentage of total redemption proceeds)
Annual fund operating expenses2,3
(expenses that are deducted from fund assets)
     Management fees                              0.80%          0.60%
     Distribution (12b-1) fees                    None           None
     Other expenses                               0.61%          0.78%
     Total annual fund operating expenses         1.41%          1.38%

--------------------------------------------------------------------------------
1A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.
2Because the adviser has agreed to cap each fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:

  Management fees                            0.78%        0.22%
  Other expenses                             0.32%        0.78%
  Total annual fund operating expenses       1.10%        1.00%

These caps may be changed or eliminated at any time. Effective July 1, 2005, TBCAM reduced the voluntary cap on the Small Cap Growth Fund's total operating expenses from 1.20% to 1.10%.
3The table and expense example reflect the combined expenses of the Small Cap Growth Fund and the master portfolio in which it invests all its assets.


                                       7
                                                           Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                      Small Cap Tax-Sensitive Equity Fund

   Investment objective   Maximize after-tax total
                          return, consisting of
                          long-term growth of capital.
                          -----------------------------

    Key investments and   The fund invests, under
                          normal circumstances, at
                          least 80% of net assets in
                          equity securities of small
                          capitalization
             strategies   U.S. companies. The fund
                          considers small cap companies
                          to have total market
                          capitalizations equal to or
                          less than the total
                          market capitalization of the
                          largest company included in
                          the Russell 2000 Growth
                          Index. This
                          would correspond to companies
                          with
                          total market capitalization
                          equal to or less than $4.40
                          billion as of December 31,
                          2005. The
                          fund may also invest in
                          equity index futures
                          contracts based primarily
                          upon the Russell 2000 Index.
                          -----------------------------

         How stocks are   The adviser employs a growth
                          oriented investment style in
                          managing the fund's portfolio
                          which means the adviser
               selected   seeks to identify those small
                          cap companies which are
                          experiencing or will
                          experience rapid growth. The
                          adviser
                          focuses on companies with
                          products or services that are
                          leaders in their market
                          niches.
                          The adviser focuses on
                          individual stock selection
                          instead of trying to predict
                          which industries or sectors
                          will perform
                          best. While focusing on
                          individual stock selection,
                          the adviser selects
                          particular investments for
                          the fund by:
                          o Using fundamental research
                          to identify and follow
                          companies with attractive
                          characteristics, such as
                          strong business
                          positions, solid cash flows
                          and balance sheets, high
                          quality management and high
                          sustainable growth.
                          o Investing in a company when
                          the adviser's research
                          indicates that the company
                          will experience accelerating
                          revenues
                          and expanding operating
                          margins, which may lead to
                          rising estimate trends and
                          favorable earnings surprises.
                          -----------------------------

         Tax management   The fund uses the following
                          strategies, to the extent
                          consistent with its
                          investment goals, to reduce
                          the impact of
             strategies   federal and state income
                          taxes on the fund's after-tax
                          returns:
                          o Minimizing sales of
                          securities that result in
                          capital gains.
                          o If such a sale cannot be
                          avoided, selling first the
                          highest cost securities to
                          reduce the amount of capital
                          gain. Also,
                          preferring the sale of
                          securities producing
                          long-term gains to those
                          producing short-term gains.
                          o Selling securities to
                          realize capital losses that
                          can be offset against
                          realized capital gains.
                          -----------------------------

     Principal risks of   Investors could lose money on
                          their investments in the fund
                          or the fund could perform
                          less well than other possible
 investing in the funds   investments if any of the
                          following occurs:
                          o The stock market goes down.
                          o The markets favor value
                          stocks over stocks which have
                          growth characteristics.
                          o In a declining market, the
                          value of the fund's
                          investments in stocks with
                          low dividend yields goes down
                          more than
                          the value of high yield
                          stocks.
                          o The adviser's judgment
                          about the attractiveness,
                          value or potential
                          appreciation of a particular
                          company's stocks
                          prove to be incorrect.
                          o During periods of extreme
                          stock market volatility, the
                          fund has difficulty closing
                          out its position in equity
                          index
                          futures contracts or closing
                          out the position at a price
                          the fund believes reflects
                          the value of the securities
                          which
                          make up the underlying index.
   Risks of investing in  There is a higher risk that
                          the fund will lose money
                          because it invests primarily
                          in small capitalization
                          stocks. Smaller
     small cap companies  companies may have limited
                          product lines, markets and
                          financial resources. They may
                          have shorter operating
                          histories
                          and more volatile businesses.
                          The prices of small
                          capitalization stocks, and in
                          particular aggressive growth
                          stocks, tend
                          to be more volatile than
                          those of other stocks. In
                          addition, it may be harder to
                          sell these stocks, which can
                          reduce their
                          selling prices.
                          The fund's investment
                          strategy may lead it to
                          emphasize certain sectors,
                          such as technology, health
                          care, business
                          services and communications.
                          Negative market sentiment
                          towards, or events affecting
                          issuers in, these sectors may
                          disproportionately hurt the
                          fund's performance.

                                       8
Group of Equity Funds

--------------------------------------------------------------------------------


                      The bar chart and total return table
                      indicate the risks of investing in the
                      fund. The bar chart shows changes in
                      the
  Total return
   performance        performance of the fund from year to
                      year over the life of the fund. The
                      total return table shows how the fund's
                      average annual returns for different
                      calendar periods compare to those of a
                      widely recognized, unmanaged index of
                      common stock prices. The fund's past
                      performance does not necessarily
                      indicate how the fund will perform in
                      the future.

                      Small Cap Tax-Sensitive Equity Fund



Quarterly returns:
Small Cap Tax-Sensitive Equity Fund
Highest: 62.49% in 4th quarter 1999
Lowest: (24.76)% in 4th quarter 2000

*Small Cap Tax-Sensitive Equity Fund's performance in 1999 should be considered extraordinary due to particularly favorable market conditions which are unlikely to reoccur.

--------------------------------------------------------------------------------

97- 26.61%
98- 10.65%
99-100.68%
00-(13.78)%
01-(21.69)%
02-(24.00)%
03-45.34%
04-15.61%
05-8.32%



Average annual total returns

for selected periods ended December 31, 2005
--------------------------------------------------------------------------------

                                                                              Life of       Inception
                                                1 Year         5 Years          Fund          Date
 Small Cap Tax-Sensitive Equity Fund                                                       1/2/96
 Return Before Taxes                               8.32%          1.61%          12.02%
 Return After Taxes on Distributions*              7.15%          1.39%          10.76%
 Return After Taxes on Distributions and
 Sale of Fund Shares*                              6.98%          1.38%          10.24%
 Russell 2000 Growth Index** (reflects no
 deduction for fees, expenses, or taxes)           4.15%          2.28%           4.69%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Russell 2000 Index is an unmanaged index of 2,000 stocks of small cap U.S. companies. The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 companies with higher price-to-book ratios and forecasted growth.


Expense example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:
o You invest $10,000 in the fund for the time periods indicated;
o You redeem at the end of each period;
o Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                             After      After       After       After
                            1 Year     3 Years     5 Years     10 Years
Small Cap Tax-Sensitive
Equity Fund                  $101        $315        $547      $1,213



Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                           Small Cap
                                                         Tax-Sensitive
Based on fiscal year ended 9/30/05                        Equity Fund
Shareholder fees                                             None
(fees paid directly from your investment)
Redemption fee1                                                  2%
(as a percentage of total redemption proceeds)
Annual fund operating expenses
(expenses that are deducted from fund assets)
     Management fees                                          0.80%
     Distribution (12b-1) fees                                None
     Other expenses                                           0.19%
     Total annual fund operating expenses                     0.99%

--------------------------------------------------------------------------------
1A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.


                                       9
                                                           Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------


                     International Core Equity Fund

   Investment objective   Long-term growth of capital.
                          -------------------------------------------------------------

    Key investments and   The fund invests all of its investable assets in a TBCAM
             strategies   advised master portfolio which invests, under normal
                          circumstances, at least 80% of net assets in equity
                          securities of companies represented in the MSCI Europe,
                          Australia, Far East (EAFE) Index and Canada. Except
                          where indicated, this prospectus uses the term "fund" to
                          mean the fund and its master portfolio taken together.
                          The fund may invest up to 25% of assets in emerging
                          market countries. The fund may also invest in equity index futures contracts based primarily on the indices of
                          countries included in the EAFE Index and Canada.
                          -------------------------------------------------------------

         How stocks are   Both funds employ a bottom-up investment approach which
                          emphasizes individual stock selection for each fund.
               selected
                          o Stock selection The adviser uses proprietary quantitative models and traditional qualitative analysis to identify
                          attractive stocks with low relative price multiples and
                          positive trends in earnings forecasts.
                          o Country allocations The adviser seeks to generally allocate country weights in accordance with the appropriate
                          product index. Deviations from the index weights may occur.
                          o Sector and industry allocations The adviser uses the sector and industry allocations of the index as a guide, but
                          allocations may differ from those of the index.
                          Each fund's stock selection process is designed to produce a diversified portfolio that, relative to the applicable market index
                          shown on the opposite page, frequently has a below-average price/earnings ratio and an above-average earnings growth
                          trend.
                          -------------------------------------------------------------

     Principal risks of   Investors could lose money on their investments in a fund, or a fund could perform less well than other possible
 investing in the funds   investments, if any of the following occurs:
                          o Foreign stock markets fall in value.
                          o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.
                          o The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be
                          incorrect.
                          o In the case of the International Small Cap Fund, small cap stocks are out of favor with the market.
                          o During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index
                          futures contracts or closing out the position at a price the fund believes reflects the value of the securities which
                          make up the underlying index.
     Foreign investment   Prices of foreign securities may go down because of
                          unfavorable foreign government actions, political, economic
                          or
                  risks   market instability or the absence of accurate information
                          about foreign companies. Also, a decline in the value of
                          foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.
                          Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market
                          countries.
        Emerging market   The risks associated with foreign investments are increased for investments in emerging market issuers. Emerging
                  risks   markets tend to be more volatile than the markets of more
                          developed foreign countries, have less mature and diverse
                          economies and have less stable political systems than those of developed foreign countries. The securities of
                          emerging market issuers may experience rapid and significant price changes, including price drops.
   Risks of investing in  The risks of foreign investing are more significant for the
                          International Small Cap Fund because of its focus on small small cap companies  cap foreign stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter
                          operating histories and more volatile businesses. The prices of small cap foreign stocks tend to be more volatile than the prices of other foreign stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.

                             International Small Cap Fund

    Investment objective  Long-term growth of capital.

     Key investments and  The fund invests all of its investable assets in a TBCAM strategies  advised master portfolio which invests, under normal circumstances, at least 80% of net assets in equity
                          securities of companies that are located in foreign countries represented in the Citigroup Extended Market Ex. U.S. (EMI
                          Ex-U.S.) Index. Except where indicated, this prospectus uses the term "fund" to mean the fund and its master portfolio
                          taken together. The fund invests at least 80% of net assets in those small cap companies which have total market
                          capitalizations that fall in the range of the capitalizations of the companies that comprise the EMI Ex-U.S. Index. The
                          EMI Ex-U.S. Index is made up of those companies
                          representing the lowest 20% of each country's total
                          available market capitalization. The fund may invest up to
                          25% of assets in emerging market countries.


                                       10
Group of Equity Funds

--------------------------------------------------------------------------------


                    The bar charts and total return table indicate the risks of investing in the funds. The bar charts show changes in the
       Total return
        performance performance of each fund from year to year for the full calendar periods indicated. The total return table shows how each fund's average annual returns for different calendar
                    periods compare to those of a widely recognized, unmanaged index of common stock prices. The information included in
                    the bar chart and total return table for the International
                    Small Cap Fund includes the performance of its predecessor,
                    SIMCO International Small Cap Fund, L.P., which began
                    operations on January 2, 1996, for periods prior to the
                    fund's inception on January 31, 2000. The predecessor fund was not registered as a mutual fund and therefore was not
                    subject to certain investment restrictions that are imposed upon mutual funds. If the predecessor fund had been
                    registered as a mutual fund, the predecessor fund's
                    performance may have been adversely affected. The
                    performance of the predecessor fund was calculated according to the standardized Securities and Exchange Commission
                    methods except that monthly rather than daily fund values
                    were used. The past performance of a fund (including the
                    performance of the predecessor fund of the International
                    Small Cap Fund) does not necessarily indicate how the fund will perform in the future.

International Core Equity Fund

 Quarterly returns:
     International Core Equity Fund
     Highest: 21.51% in 1st quarter 1998
     Lowest: (16.50)% in 3rd quarter 2002

 Quarterly returns:
     International Small Cap Fund*
     Highest: 21.69% in 1st quarter 1998
     Lowest: (20.87)% in 3rd quarter 1998

 *Includes performance of predecessor fund for periods prior to January 31, 2000.

96-6.44%
97-(2.47)%
98-24.53%
99-17.85%
00-(4.77)%
01-(12.07)%
02-(6.48)%
03-42.73%
04-25.09%
05-17.50%



International Small Cap Fund*

97-1.46%
98-10.08%
99-41.14%
00-4.07%
01-(9.68)%
02-1.26%
03-53.57%
04- 33.21%
05-30.30

--------------------------------------------------------------------------------

Average annual total returns

for selected periods ended December 31, 2005
--------------------------------------------------------------------------------

                                                                                         Life of       Inception
                                                   1 Year       5 Years     10 Years       Fund           Date
 International Core Equity Fund                                                                          12/8/88
 Return Before Taxes                                 17.50%       11.53%    9.71%           7.80%
 Return After Taxes on Distributions*                16.76%       11.10%    7.88%
 Return After Taxes on Distributions and
 Sale of Fund Shares*                                12.39%        9.95%    7.37%
 EAFE Index (reflects no deductions for fees,
 expenses or taxes)**                                13.54%        4.55%    5.84%           5.12%
 International Small Cap Fund                                                                             1/2/96***
 Return Before Taxes                                 30.30%       19.51%     N/A           17.57%
 Return After Taxes on Distributions*                28.99%       18.83%     N/A           17.13%
 Return After Taxes on Distributions and
 Sale of Fund Shares*                                21.34%       17.09%     N/A           15.88%
 S&P Citigroup EMI ex. U.S. Index (reflects no
 deductions for fees, expenses or taxes)**           22.09%       13.54%     N/A            8.58%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The EAFE Index is an unmanaged index of common stocks that are publicly traded in European, Australian and Far Eastern securities markets. The S&P Citigroup EMI Ex. U.S. Index represents the small capitalization component of the Citigroup Broad Market Index which is a comprehensive index of companies in over 20 countries excluding the U.S.
***Reflects the inception date of SIMCO International Small Cap Fund, L.P., the predecessor fund. International Small Cap Fund's inception date is January 31, 2000.


Expense example2
This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:
o You invest $10,000 in the fund for the time periods indicated;
o You redeem at the end of each period;
o Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                     After      After       After       After
                                    1 Year     3 Years     5 Years     10 Years
International Core Equity Fund       $103        $322        $558      $1,236
International Small Cap Fund         $118        $368        $638      $1,409

Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

                                                 International   International
                                                  Core Equity      Small Cap
Based on fiscal year ended 9/30/05                    Fund           Fund
Shareholder fees                                     None            None
(fees paid directly from your investment)
Redemption fee1                                          2%             2%
(as a percentage of total redemption proceeds)
Annual fund operating expenses2
(expenses that are deducted from fund assets)
     Management fees                                  0.80%          1.00%
     Distribution (12b-1) fees                        None           None
     Other expenses                                   0.21%          0.16%
     Total annual fund operating expenses             1.01%          1.16%

--------------------------------------------------------------------------------
1A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.
2For both funds, the expense information in this table and the expense example have been restated to reflect the estimated combined expenses of the funds and the master portfolios in which they invest all of their assets.


                                       11
                                                           Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------
                           World ex-U.S. Value Fund

   Investment objective   Long-term growth of capital.
                          ------------------------------------------------------------------------------------------------------
    Key investments and   The fund invests, under normal circumstances, at least 80% of net assets in equity securities of companies located in
             strategies   foreign countries represented in the Morgan Stanley Capital International All Country World Index
                          ex-United States
                          Free (ACWI ex-U.S.) Index. The fund may invest up to 35% of assets in emerging market countries. The fund may also
                          invest in equity index futures contracts based primarily on indices for the countries represented in or the securities
                          comprising the ACWI ex-U.S. Index.
                          ------------------------------------------------------------------------------------------------------
         How stocks are   The adviser seeks to build a diversified portfolio of attractively valued companies with sound business fundamentals
               selected   and improving business momentum by focusing on individual security selection rather than on economic or industry trends.
                          The adviser employs a combination of proprietary quantitative research and fundamental qualitative analysis to assess
                          three key factors:
                          o Value - The adviser looks for companies with stock trading at prices which are below the adviser's assessment of the
                          company's intrinsic value by considering measures such as the company's price-to-book, price-to-earnings and price-to-
                          cash flows ratios.
                          o Fundamentals - The adviser looks for companies with strong business fundamentals by considering the company's
                          financial strength, skill of its management team and competitive position in the industry.
                          o Business momentum - The adviser looks for companies with positive or improving business momentum which has
                          been sparked by a catalyst, such as a corporate restructuring, the development of new products or movement into
                          new markets or a cyclical turnaround in demand.
                          The adviser also employs guidelines to seek to diversify the fund's portfolio in the following ways:
                          o Portfolio diversification - The fund does not invest more than 5% of the market value of its portfolio in the securities
                          of any one issuer and does not hold more than 5% of the outstanding common stock of any one company.
                          o Country diversification - The fund invests in at least 12 to 15 countries, with country weightings permitted to deviate
                          from the weightings in the ACWI ex-U.S. Index only within specific percentage ranges.
                          o Sector diversification - The weighting of the fund's investment in any sector may be no more than the greater of 10%
                          above the weighting of the ACWI ex-U.S. Index or 30% overall.

                          ------------------------------------------------------------------------------------------------------
     Principal risks of   Investors could lose money on their investments in the fund, or the fund could perform less well than other possible
  investing in the fund   investments, if any of the following occurs:
                          o Foreign stock markets fall in value.
                          o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.
                          o The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to
                          be incorrect.
                          o During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures
                          contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the
                          underlying index.
     Foreign investment   Prices of foreign securities may go down because of unfavorable foreign government actions, political, economic or market
                  risks   instability or the absence of accurate information about foreign companies. Also, a decline in the value of foreign
                          currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities
                          are sometimes less liquid and harder to value than securities of U.S. issuers.
        Emerging Market   The risks associated with foreign investments are increased for investments in emerging market issuers. Emerging markets
                  Risks   tend to be more volatile than the markets of more developed foreign countries, have less mature and diverse economies
                          and have less stable political systems than those of developed foreign countries. The securities of emerging market
                          issuers may experience rapid and significant price changes, including price drops.



                                       12
Group of Equity Funds

--------------------------------------------------------------------------------


                    The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the
  Total return
   performance      performance of the fund from year to year for the full calendar year indicated. The total return table shows how the
                    fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of
                    common stock prices. The fund's past performance does not necessarily indicate how the fund will perform in the future.

                    World ex-U.S. Value Fund



Quarterly returns:
World ex-U.S. Value Fund
Highest: 8.78% in 3rd quarter 2005
Lowest: (1.82)% in 2nd quarter 2005


2005 11.34%

--------------------------------------------------------------------------------
Average annual total returns
for selected periods ended December 31, 2005
--------------------------------------------------------------------------------

                                                                  Life of       Inception
                                                 1 Year            Fund           Date
 World ex-U.S. Value Fund                                                      11/15/04
 Return Before Taxes                                11.34%           13.95%
 Return After Taxes on Distributions*               10.97%           13.61%
 Return After Taxes on Distributions and
 Sale of Fund Shares*                                7.92%           11.89%
 MSCI ACWI ex-U.S. Index** (reflects no
 deduction for fees, expenses, or taxes)            16.91%           20.29%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Morgan Stanley Capital International All Country World Index ex-United States Free (MSCI ACWI ex-US Free) is an unmanaged, capitalization-weighted index composed of companies representative of both developed and emerging markets excluding the United States.


Expense example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:
o You invest $10,000 in the fund for the time periods indicated;
o You redeem at the end of each period;
o Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                               After      After       After       After
                              1 Year     3 Years     5 Years     10 Years
World ex-U.S. Value Fund       $205        $634      $1,088      $2,348



Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                         World ex-U.S.
Based on fiscal year ended 9/30/05                         Value Fund
Shareholder fees                                             None
(fees paid directly from your investment)
Redemption fee1                                                  2%
(as a percentage of total redemption proceeds)
Annual fund operating expenses2
(expenses that are deducted from fund assets)
     Management fees                                          0.75%
     Distribution (12b-1) fees                               None
     Other expenses                                           1.27%
     Total annual fund operating expenses                     2.02%

--------------------------------------------------------------------------------
1A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.
2Because the adviser has agreed to cap the fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:

    Management fees                              0.00%
    Other Expenses                               0.90%
    Total annual fund operating expenses         0.90%

This cap may be changed at any time.

                                       13
                                                           Group of Equity Funds

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------

                                                                   The funds can
                                                         invest in various types
                                                        of equity securities, as
                                                           well as securities of
                                                               foreign issuers.
                                                              International Core
                                                                    Equity Fund,
                                                         International Small Cap
                                                                  Fund and World
                                                              ex-U.S. Value Fund
                                                           emphasize investments
                                                             in foreign stocks.

Additional Information About the Funds' Principal Investments

Equity investments Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, equity index futures contracts, investment grade convertible securities (which may include preferred securities), depository receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations. Small Cap Value Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund and International Small Cap Fund may each invest up to 20% of net assets in equity securities of companies with total market capitalization greater than that described on pages 4, 6, 8, and 10.

Tax management strategies The Small Cap Tax-Sensitive Equity Fund uses the tax management strategies described in the risk/return summary to limit the amount of income subject to state as well as federal income taxes. However, the Small Cap Tax-Sensitive Equity Fund does not attempt to address the tax laws of any particular state. The fund will follow these strategies only to the extent that they do not conflict with the fund's investment strategies and other operational needs. For example, the fund may sell and realize short term gains on a stock if the stock appears to have peaked or is expected to decline in value, to increase diversification or to raise cash to pay expenses or meet shareholder redemption requests. In addition, some of the equity and fixed income securities in the fund's portfolios will regularly generate taxable income.

Foreign securities International Core Equity Fund, International Small Cap Fund and World ex-U.S. Value Fund invest primarily in securities of companies located in foreign countries. Each fund intends to invest in a broad range of (and in any case at least five different) countries. However, each fund is not required to invest in every country represented in, or to match the country weightings of, its index.

International Core Equity Fund and International Small Cap Fund may each invest up to 25% of assets in securities of issuers located in emerging market countries but not more than 5% of assets in companies located in any one emerging market country. World ex-U.S. Value Fund may invest up to 35% of assets in securities of issuers located in emerging market countries. An emerging market is any country not represented in the Morgan Stanley Capital International World Index, which is an index of stocks of companies in developed countries.

Large Cap Core Fund may invest without limit in foreign securities traded in a U.S. market, but only 10% of assets in foreign securities traded outside the U.S. Small Cap Value Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Equity Fund may each invest up to 15% of assets in foreign securities, including those of emerging market issuers, regardless of where they are traded.

The risks of investing in foreign securities are described under "Principal risks of investing in the funds" on pages 10 and 12.


Information About the Funds' Other Investment Strategies

Defensive investing Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Derivative contracts Each fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes--caused by changing interest rates, stock market prices or currency exchange rates--in the market value of securities held by or to be bought for a fund.

o As a substitute for purchasing or selling securities.

o To enhance a fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or


                                       14
Group of Equity Funds

--------------------------------------------------------------------------------

currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund's portfolio less liquid and harder to value, especially in declining markets.

Fixed income securities Large Cap Core Fund may invest up to 20% of net assets in high grade fixed income securities. International Core Equity Fund, International Small Cap Fund and World ex-U.S. Value Fund may each invest up to 20% of net assets in high grade fixed income securities and may invest in preferred stocks of any credit quality if common stocks of that company are not available. These funds' fixed income securities may be of any maturity or duration. Small Cap Value Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Equity Fund may each invest up to 20% of net assets in high grade fixed income securities with remaining maturities of three years or less. Each fund may invest up to 5% of assets in securities rated, or of comparable quality to those rated, in the lowest long-term investment grade rating category.

The funds' fixed income securities may have all types of interest rate payment and reset terms. These securities may be issued by the U.S. government or any of its agencies, foreign governments or their subdivisions and U.S. and foreign companies.

Credit quality and risk Securities are investment grade or high grade if:

o They are rated, respectively, in one of the top four or top three long-term rating categories of a nationally recognized statistical rating organization.

o They have received a comparable short-term or other rating.

o They are unrated securities that the adviser believes to be of comparable quality.

The value of a fund's fixed income securities may go down if:

o Interest rates rise, which will make the prices of fixed income securities go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

If a security receives "split" (different) ratings from multiple rating organizations, each fund will treat the security as being rated in the higher rating category. Each fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. Each fund's credit standards also apply to counterparties to OTC derivative contracts.

Impact of high portfolio turnover Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Portfolio holdings A description of each fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's statement of additional information and on the fund's website at www.melloninstitutionalfunds.com.

Investment objective Small Cap Value Fund's, Small Cap Growth Fund's, Small Cap Tax-Sensitive Equity Fund's, Small/Mid Cap Growth Fund's, International Small Cap Fund's and World ex-U.S. Value Fund's investment objectives may be changed by the fund's trustees without shareholder approval. However, each fund's key investment strategy of investing at least 80% of net assets in particular types of securities may not be changed unless the fund provides 60 days advance notice to its shareholders.


                                       15
                                                           Group of Equity Funds

The Investment Adviser
--------------------------------------------------------------------------------

                                                                    TBCAM offers
                                                                a broad array of
                                                             investment services
                                                                  that includes
                                                                   management of
                                                                    domestic and
                                                           international equity
                                                                     portfolio.

About The Boston Company Asset Management LLC ("TBCAM")

TBCAM was founded in 1970 and manages more than $59.9 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowments and foundation clients and subadvised relationships, as of December 31, 2005. TBCAM is the adviser to each fund.

TBCAM is an indirect subsidiary of Mellon Financial Corporation. Mellon is a global financial services company with approximately $4.5 trillion of assets under management, administration or custody, including approximately $766 billion under management as of December 31, 2005. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.

TBCAM believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, TBCAM has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at TBCAM.

TBCAM relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in equity markets. In each market, TBCAM seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. TBCAM uses fundamental research to uncover securities that have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by TBCAM's portfolio managers.

TBCAM strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, TBCAM has built a powerful internal network of overlapping resources.

                               Investment Adviser

                    The Boston Company Asset Management, LLC
                          One Boston Place, 14th Floor
                                Boston, MA 02108

                                       16
Group of Equity Funds

--------------------------------------------------------------------------------

Fund managers

 Fund          Fund managers             Positions during past five years

  Large Cap Core Fund Sean P. Fitzgibbon, CFA Senior Vice President, Sean is the portfolio manager for our US Large Cap Core Equity and Long/ Short strategies.
  He is also a member of our Global Equity Investment Team. In addition, Sean is responsible for conducting research covering the health care and consumer discretionary sectors.

                                 Martin D. Stephan, CFA Vice President, Martin is a portfolio manager for our US Large Cap
                                 Core Equity strategy. In addition, Martin is responsible for conducting research covering the energy, utility and chemical sectors.

  Small Cap Value Fund Joseph M. Corrado, CFA Senior Vice President, Joe is a portfolio manager for our US Small Cap Growth and US Small Cap Value Equity strategies. He is also responsible for conducting research covering the consumer services and financial sectors. In addition, Joe is a member of our Global Equity Investment Team.

                                 Stephanie K. Brandaleone, CFA Vice President,
                                 Stephanie is a portfolio manager for our US
                                 Small Cap Growth and US Small Cap Value Equity strategies. She also conducts research covering the consumer services sector.

  Small Cap Growth Fund          B. Randall Watts, Jr., CFA Senior Vice President,
                                 Randy is a portfolio manager for our US Small
                                 Cap Growth and US Small Cap Value Equity
                                 strategies. He also conducts research covering
                                 the technology and industrial sectors.

                                 P. Hans Von Der Luft, MBA Vice President, Hans is a portfolio manager for our US Small Cap
                                 Value Equity strategies and a member of the portfolio management team for our US Small Cap
                                 Growth strategies. He is responsible for conducting research covering the health care and finance sectors. Prior to 2001, Hans was an equity analyst at McDonald Investments.

  Small/Mid Cap Growth Fund and B. Randall Watts, Jr., CFA Senior Vice
  President, Randy is a portfolio manager for our US Small Cap Growth and US
  Small Cap Small Cap Tax-Sensitive Equity Fund Value Equity strategies. He also conducts research covering the technology and industrial sectors.

                                 Todd Wakefield, CFA Vice President, Todd is a portfolio manager for our US Small Cap Growth and Small-to-Midcap Growth strategies. He also conducts research covering the consumer services and energy sectors.

                                                           Prior to 1998, Todd
served as portfolio manager/analyst at Fleet Investment
  Advisors. International Core Equity Fund Remi J. Browne, CFA Senior Vice
  President, Remi is a portfolio manager for our Global Equity and International
  Core disciplines. He is also a member of the portfolio management team for our International Small Cap Equity strategy. In addition, Remi is responsible for conducting research covering the financial sector.

                                 Peter S. Carpenter, CFA Vice President, Peter serves as assistant portfolio manager for our Global Equity, International Core and
                                 International Small Cap Equity strategies. He is also responsible for conducting research covering the industrial and consumer discretionary sectors.

International Small Cap Fund Daniel B. LeVan, CFA Senior Vice President,
Dan is a portfolio manager for our International Small Cap Equity strategy.

                                 He is also a member of the portfolio management team for our Global Equity and International
                                 Core Equity disciplines. In addition, Dan is responsible for conducting research covering the health care and technology sectors.

                                 John W. Evers, CFA Vice President, John is a portfolio manager for our International Small
                                 Cap Fund strategy. He is also a member of the portfolio management team for our Global Equity and International Core Equity disciplines. In addition, John is responsible for conducting research covering the energy and telecommunication sectors.

World ex-U.S. Value Fund D. Kirk Henry, CFA Executive Vice President, Kirk is the Director of our International Value Equity strategy. He is also the lead portfolio manager on the International and Emerging Markets strategies.

                                 Carolyn M. Kedersha, CFA, CPA Senior Vice
                                 President, Carolyn is a portfolio manager for our International Value Equities strategy.

                                She also conducts research on companies located in the United Kingdom, Greece, Egypt, Turkey,
                                Israel, Russia, and Latin America.

                                Clifford A. Smith, CFA Senior Vice President,
                                Cliff serves as the Assistant Director of our International Value Equity strategy. He is also a member of our International Value Equity portfolio management team and conducts research on global technology and European capital goods companies.







                                       17
                                                           Group of Equity Funds

The Investment Adviser
--------------------------------------------------------------------------------

Advisory services and fees

TBCAM provides each fund with portfolio management and investment research services, places orders to buy and sell each fund's portfolio securities and manages each fund's business affairs. For the fiscal year ended September 30, 2005, each fund paid an advisory fee to TBCAM for these services. TBCAM has agreed to limit each fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) and some of the fund's advisory fee payments were less than the fund's contractual advisory fee. These agreements are temporary and may be terminated or changed at any time.

                                       Annual Advisory Fee Rates (as a percentage of the
                                                  fund's average net assets)
                                              Actual advisory fee paid*    Contractual advisory    Current expense limitation**
      Large Cap Core Fund                                0.50%                          0.50  %               0.90  %
-------------------------------------------              ----               ----------------                  ----
      Small Cap Value Fund                               0.80%                          0.80  %               1.25  %
-------------------------------------------              ----               ----------------                  ----
      Small Cap Growth Fund                              0.78%                          0.80  %                1.10%1
-------------------------------------------              ----               ----------------                  -------
      Small/Mid Cap Growth Fund                          0.22%                          0.60  %               1.00  %
-------------------------------------------              ----               ----------------                  -------
      Small Cap Tax-Sensitive Equity Fund                0.80%                          0.80  %               1.10  %
-------------------------------------------              ----               ----------------                  -------
      International Core Equity Fund                     0.80%               0.80%/0.75%/0.70%2               1.25  %
-------------------------------------------              ----               -------------------               -------
      International Small Cap Fund                       1.00%                          1.00  %               1.50  %
-------------------------------------------              ----               -------------------               -------
      World ex-U.S. Value Fund                           0.00%                          0.75  %               0.90  %

*For fiscal year ended September 30, 2005.
**Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by TBCAM.
1Effective July 1, 2005, the Small Cap Growth Fund's voluntary expense cap was reduced from 1.20% to 1.10%.
2Under the investment advisory agreement in effect as of February 1, 2006, the adviser is paid a fee for its services based upon a percentage of the International Core Equity Fund's average daily net asset value computed as follows:
  0.80% of the first $500 million
  0.75% of the next $500 million
  0.70% of over $1 billion


A discussion regarding the factors considered by the Mellon Institutional Funds Investment Trust's Board of Trustees in approving the advisory agreements for each fund is available in the fund's semi-annual report for the period ended March 31, 2006.


                                       18
Group of Equity Funds

Fund Closures
--------------------------------------------------------------------------------

The Board of Trustees of Mellon Institutional Funds Investment Trust has authorized closing the International Small Cap Fund to new investors for an indefinite period, subject to the conditions described below. This closure was effective as of the close of business on September 30, 2005 (the "Closing Date"). The International Small Cap Fund will continue to sell shares to existing shareholders and permit exchanges from other Mellon Institutional Funds as long as the exchanging shareholder has an existing International Small Cap Fund account (either directly or through a financial intermediary). Shareholders whose accounts had a zero balance on or after the Closing Date will be prohibited from reactivating the account or opening a new account. Investors who did not own shares of the International Small Cap Fund as of the Closing Date generally will not be allowed to buy shares of the fund, except that shares of the fund will also continue to be sold to:

o Participants in qualified retirement plans (including pension or profit sharing plans, pension funds, 401(k) plans and other benefit plans) if the plan sponsor includes the International Small Cap Fund as an investment option on the Closing Date;

o Certain institutional investors and financial professionals (including investment advisers, broker-dealers, banks and trust companies) who had expressed an interest in investing in the International Small Cap Fund, either for themselves or on behalf of clients, prior to October 1, 2005, if approved by an officer of Mellon Institutional Funds Investment Trust; and

o Certain advisory clients of TBCAM, and of its affiliates, upon the request of TBCAM.

The Board reserves the right to open the International Small Cap Fund to new investors or suspend the sale of shares from time to time without further notice or supplement to the prospectus. The offering of shares will be determined on the basis of the International Small Cap Fund's ability to effectively manage additional assets in accordance with its investment strategy. Management of the International Small Cap Fund can be affected by the limited availability of small capitalization stocks and changes in related market conditions, among other factors.

A fund may from time to time enter into capacity agreements with certain investors or financial intermediaries whereby the fund agrees to reserve a specified maximum dollar amount of its remaining investment capacity to such investor or customers of such financial intermediary.


                                       19
                                                           Group of Equity Funds

Investment and Account Information
--------------------------------------------------------------------------------


                          Minimum initial investment: $100,000
       How to purchase
                shares
                          Minimum subsequent investment: $5,000
                          Minimum investments may be waived by the distributor for
                          investors in omnibus accounts and clients and
                          employees of TBCAM, its affiliates and their
                          immediate families.
                          All orders to purchase shares received by the distributor
                          or its agent before the close of regular trading on the
                          New York Stock Exchange will be executed at that day's
                          share price. Orders received after that time will be
                          executed at the next business day's price. All orders
                          must be in good form and accompanied by payment. Each
                          fund reserves the right to reject purchase orders or to
                          stop offering its shares without notice to shareholders.

                          ----------------------------------
              By check
                          o Send a check to the distributor payable to Mellon
                          Institutional Funds with the completed original account
                          application.
                          o Send a check to the distributor payable to Mellon
                          Institutional Funds and a letter of instruction with the
                          account name and number and effective date of the
                          request.

                          ----------------------------------
               By wire
                          o Send the completed original account application to the
                          distributor.
    Opening an account
                          o Call the distributor to obtain an account number.
                          o Instruct your bank to wire the purchase amount to
                          Mellon Bank, N.A. (see below).
  Adding to an account    o Call the distributor. Instruct your bank to wire the
                          amount of the additional investment to Mellon Bank, N.A.
                          (see below).

                          ----------------------------------
                By fax
                          o Fax the completed account application to 781-796-2864.
    Opening an account
                          o Mail the original account application to the
                          distributor.
                          o Follow the instructions for opening an account by wire.
  Adding to an account    o Fax a letter of instruction to 781-796-2864 with the
                          account name and number and effective date of the
                          request.
                          o Call the distributor. Instruct your bank to wire the
                          amount of the additional investment to Mellon Bank, N.A.

                          ----------------------------------
   Through a financial
                          o Contact your financial intermediary. Financial
                          intermediaries acting on an investor's behalf are
                          responsible for
          intermediary
                          transmitting orders to the distributor or its agent by
                          ---------------------------------------------------------
                          the specified deadline.
                          ---------------------------------------------------------
     Opening or adding
         to an account
                          The distributor's address is:      Wire instructions:
                          Mellon Funds Distributor, L.P.     Mellon Bank, N.A.
                          P.O. Box 8585                      Boston, MA
                          Boston, Massachusetts 02266-8585   ABA#: 011001234
                          Tel: 1-800-221-4795                Account #: 56-5849
                          Fax: 781-796-2864                  Fund name:
                          Email: mifunds@mellon.com          Investor account #:

                                       20
Group of Equity Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 How to exchange        You may exchange shares of a fund for shares of any other
          shares        fund in the Mellon Institutional Funds family of funds, if the registration of both accounts is identical. Shares
                        exchanged within 30 calendar days of purchase (7 calendar
                        days for the Intermediate Tax Exempt Bond, Enhanced Yield
                        and Opportunistic High Yield Bond Funds) may be subject to a redemption fee. See page 22 for more information. A fund may refuse any exchange order and may modify or terminate its
                        exchange privilege affecting all shareholders on 60 days'
                        notice. Because excessive account transactions can disrupt the management of a fund and increase fund costs for all
                        shareholders, TBCAM may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund during any consecutive
                        12-month period. Multiple exchanges out of the same fund
                        that occur in the same day will be considered one exchange.
                        Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

                        Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.
                        ------------------------------------------------------------
         By mail        o    Send a letter of instruction to the distributor signed
                             by each registered account owner.

                        o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                        o    Provide both account numbers.

                        o    Signature guarantees may be required (see below).
                        -----------------------------------------------------------
     By telephone       o    If the account has telephone privileges, call the
                             distributor.

                        o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                        o    Provide both account numbers.

                        o    The distributor may ask for identification and all
                             telephone transactions may be recorded.
                        ------------------------------------------------------------
    How to redeem       All orders to redeem shares received by the distributor or
           shares       its agent before the close of regular trading on the New
                        York Stock Exchange will be executed at that day's share
                        price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to
                        seven days, as permitted by law. Shares redeemed within 30 calendar days of purchase (7 calendar days for the
                        Intermediate Tax Exempt Bond, Enhanced Yield and
                        Opportunistic High Yield Bond Funds) may be subject to a
                        redemption fee. See page 22 for more information.
                        ------------------------------------------------------------
          By mail       o    Send a letter of instruction to the distributor signed
                             by each registered account owner.

                        o State the name of the fund and number of shares or dollar amount to be sold.

                        o    Provide the account number.

                        o    Signature guarantees may be required (see below).
                        ------------------------------------------------------------
     By telephone       o    If the account has telephone privileges, call the
                             distributor.
For check or wire
                        o    Proceeds will be mailed by check payable to the
                             shareholder of record to the address, or wired to the
                             bank as directed, on the account application. The
                             distributor may ask for identification and all
                             telephone transactions may be recorded.
                        ------------------------------------------------------------
           By fax       o    Fax the request to the distributor at 781-796-2864.

                        o    Include your name, the name of the fund and the number
                             of shares or dollar amount to be sold.

                        o    Proceeds will be mailed by check payable to the
                             shareholder of record to the address, or wired to the
                             bank as directed, on the account application.
                        ------------------------------------------------------------
Through a financial     o    Contact your financial intermediary. Financial
     intermediary            intermediaries acting on an investor's behalf are
                             responsible for transmitting orders to the distributor
                             or its agent by the specified deadline.

                                                           Group of Equity Funds

Investment and Account Information
--------------------------------------------------------------------------------

        Good form       o    Good form means that you have provided adequate
                             instructions and there are no outstanding claims
                             against your account or transaction limitations on your
                             account. Also, a signature guarantee may be required
                             with certain requests.
                        ------------------------------------------------------------
   Redemption fee       Short-term trading and excessive exchange activity in
                        certain types of funds may interfere with portfolio
                        management and have an adverse effect on the fund and its
                        shareholders. Each fund in the Mellon Institutional Funds
                        family of funds imposes a redemption fee of 2.00% of the
                        total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 30 calendar days (7 calendar days for the Intermediate
                        Tax Exempt Bond, Enhanced Yield and Opportunistic High Yield
                        Bond Funds). The redemption fee is paid directly to the
                        fund, and is designed to offset brokerage commissions,
                        market impact, and other costs associated with short-term
                        trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

                        The redemption fee does not apply to shares that were
                        acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the
                        following categories of transactions:

                        Certain Retirement Account Activity:

                        o Shares redeemed as a result of a retirement plan sponsor decision (e.g. retirement plan-wide re-allocations or termination).

                        o Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.

                        o Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to: death distributions, loan withdrawals and Qualified Domestic Relations Orders ("QDROs").

                        Non-shareholder Directed Activity:

                        o    Shares redeemed through an automatic, nondiscretionary
                             rebalancing or asset re-allocation program, or via a
                             systematic withdrawal plan.

                        Other Activity:

                        o    Redemptions of $2,500 or less.

                        o    Rollovers, transfers and changes of account
                             registration within a fund (provided the monies do not
                             leave the fund), and redemptions in kind.

                        o Transactions that are not motivated by short-term trading considerations, which have received prior approval by the Mellon Institutional Fund's Chief
                             Compliance Officer.

                        The funds may assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy.

                        While the funds seek to apply its redemption fee policy to all accounts, a fund may not be able to apply the policy to accounts which are maintained by some financial
                        intermediaries ("Omnibus Accounts") because of the
                        difficulty in identifying individual investor transactions or the difficulty in identifying the investor responsible
                        for a particular transaction even if the transaction itself is identified. To the extent a fund is able to identify
                        excessive short-term trading in Omnibus Accounts, the fund will seek the cooperation of the intermediary to enforce the
                        Mellon Institutional Funds' redemption fee policy.
                        ------------------------------------------------------------
   Administrative       Each fund pays administrative service fees. These fees are
      service fee       paid to affiliated or unaffiliated retirement plans, Omnibus
                        Accounts and platform administrators and other entities
                        ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts,
                        retirement plans and their participants. As compensation for such services, each fund may pay each Plan Administrator a service fee in an amount of up to 0.15% (on an annualized
                        basis) of a fund's average daily net assets attributable to fund shares that are held in accounts serviced by such Plan
                        Administrator.
                        ------------------------------------------------------------
       Additional       The adviser or its affiliates may pay additional
     compensation       compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the funds or cooperate with the distributor's promotional efforts.

Group of Equity Funds

--------------------------------------------------------------------------------
Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of a fund. This generally will be a taxable event for you. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o    members of the STAMP program or the Exchange's Medallion Signature Program

o    a broker or securities dealer

o    a federal savings, cooperative or other type of bank

o    a savings and loan or other thrift institution

o    a credit union

o    a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Household delivery of fund documents. With your consent, TBCAM may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting TBCAM, either orally or in writing at the telephone number or address for the funds listed on the back cover of this prospectus. TBCAM will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

Valuation of shares
Each fund offers its shares at the NAV per share of the fund next calculated after an order is placed and received in good order by the fund's distributor or its agent. See, "How to purchase shares" on page 20. Each fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (generally at 4:00 p.m., New York time) on each day the exchange is open. A fund's NAV will not be calculated on the days on which the exchange is closed for trading, such as on national holidays. If the NYSE closes early, the funds accelerate calculation of NAV and transaction deadlines to that time. Each fund values the securities in its portfolio primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost.

Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invest in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the trustees believe accurately reflects their fair value. The trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.

In the case of the International Core Equity Fund, International Small Cap Fund and World ex-U.S. Value Fund, the fair value pricing procedures require these funds to fair value foreign equity securities if there has been a movement (either up or down) in the U.S. equity markets that exceeds a specified daily threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is expected that these funds will use fair value prices for foreign equity securities in their portfolios to a significant extent, including as frequently as several times each week.

Dividends and distributions
Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The funds, declare and pay dividends, if any, from net investment income semiannually and generally distribute capital gains annually. Most of a fund's distributions will be from capital gains. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash.

                                                           Group of Equity Funds

Fund Details
--------------------------------------------------------------------------------
Tools used to combat short-term trading and excessive exchange activity

While the Mellon Institutional Funds family of funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The funds discourage short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The funds do not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the funds' shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the Funds. These include policies and procedures relating to:

o    trade activity monitoring;
o    exchange guidelines;
o    redemption fee on certain trades in certain funds; and
o    use of fair value pricing.

Each of these tools used by the funds to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring

The Mellon Institutional Funds monitor selected trades on a daily basis in an effort to detect short-term trading and excessive exchange activity in the funds. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder's accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines

As discussed further under "Investment and Account Information -- How to exchange shares," you may make up to four exchanges out of the same fund in any twelve-month period. If you effect four exchanges out of the same fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to that fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the same fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. See "Investment and Account Information -- How to exchange shares" for more information.

Redemption fee

Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of the funds within 30 calendar days of purchase (7 calendar days for the Intermediate Tax Exempt Bond, Enhanced Yield and Opportunistic High Yield Bond Funds). See "Investment and Account Information -- Redemption Fee" for more information.

Fair value pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the funds' net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the funds may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See "Investment and Account Information -- Valuation of Shares" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will occur. For example, the ability of a fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.

Group of Equity Funds

--------------------------------------------------------------------------------
Taxes

----------------------------------------------------------------------------------------------------------------------------
Transactions                                Tax Status
----------------------------------------------------------------------------------------------------------------------------
Sales or exchanges of shares                Usually capital gain or loss. Tax rate depends on how long shares are held.
Distributions of long-term capital gain     Taxable as long-term capital gain.
Distributions of short-term capital gain    Taxable as ordinary income.
Dividends from net investment income        Taxable as either ordinary income or qualified dividend income taxable to individual shareholders at a maximum 15% federal tax rate if so designated by a fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder.
----------------------------------------------------------------------------------------------------------------------------

Every January, the funds provide information to their shareholders about the funds' dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the funds with a correct taxpayer identification number and required certification may be subject to a 28% federal backup withholding tax.

Shareholders should generally avoid investing in a fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.

Master/feeder structure

Large Cap Core Fund, Small Cap Value Fund, Small Cap Growth Fund, International Core Equity Fund and International Small Cap Fund are "feeder" funds that invest exclusively in corresponding "master" portfolios with an identical investment objective. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

--------------------------------------------------------------------------------

                          The funds' service providers

                              Principal Underwriter
                         Mellon Funds Distributor, L.P.

                          Custodian and Fund Accountant
                                Mellon Bank, N.A.

                                 Transfer Agent
                             Dreyfus Transfer, Inc.

                  Independent Registered Public Accounting Firm
                           PricewaterhouseCoopers LLP

                                  Legal Counsel
                    Wilmer Cutler Pickering Hale and Dorr LLP

                                                           Group of Equity Funds

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help shareholders understand the funds' financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2005 and earlier was derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the funds' financial statements, are included in the funds' annual reports (available upon request).

Large Cap Core Fund

                                                                Year Ended September 30,
                                                           -----------------------------------
                                                                  2005              2004
                                                           ----------------- -----------------
Net Asset Value, Beginning of Period                          $    35.24        $    31.43
                                                              ----------        ----------
From Investment Operations:
 Net investment income*(a)                                          0.41              0.23
 Net realized and unrealized gains (loss) on investments            4.28(b)           3.92(b)
                                                              ----------        ----------
Total from operations                                               4.69              4.15
                                                              ----------        ----------
Less Distributions to Shareholders:
 From net investment income                                        (0.36)            (0.34)
 From net realized gains on investments                               --                --
                                                              ----------        ----------
Total distributions to shareholders                                (0.36)            (0.34)
                                                              ----------        ----------
Net Asset Value, End of Period                                $    39.57        $    35.24
                                                              ==========        ==========
Total Return                                                       13.34%            13.23%(c)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(d)                         0.85%             0.83%
 Net Investment Income (to average daily net assets)*               1.10%             0.67%
 Portfolio Turnover(e)                                                85%               66%
 Net Assets, End of Period (000's omitted)                    $   46,036        $   56,067

-------------
*    For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
     Net investment income per share(a)                            N/A          $     0.23
     Ratios (to average daily net assets):
       Expenses(d)                                                 N/A                0.84%
       Net Investment Income                                       N/A                0.66%


                                                                           Year Ended September 30,
                                                           ---------------------------------------------------------
                                                                  2003               2002                2001
                                                           ----------------- ------------------- -------------------
Net Asset Value, Beginning of Period                          $    26.13        $     34.00         $     41.71
                                                              ----------        -----------         -----------
From Investment Operations:
 Net investment income*(a)                                          0.36               0.32                0.39
 Net realized and unrealized gains (loss) on investments            5.30              (5.77)(b)           (2.77)
                                                              ----------        -----------         -----------
Total from operations                                               5.66              (5.45)              (2.38)
                                                              ----------        -----------         -----------
Less Distributions to Shareholders:
 From net investment income                                        (0.36)             (0.21)              (0.29)
 From net realized gains on investments                               --              (2.21)              (5.04)
                                                              ----------        -----------         -----------
Total distributions to shareholders                                (0.36)             (2.42)              (5.33)
                                                              ----------        -----------         -----------
Net Asset Value, End of Period                                $    31.43        $     26.13         $     34.00
                                                              ==========        ===========         ===========
Total Return                                                       21.76%(c)         (17.70)%(c)          (7.18)%(c)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(d)                         0.71%              0.71%               0.71%
 Net Investment Income (to average daily net assets)*               1.23%              0.96%               1.00%
 Portfolio Turnover(e)                                               104%                80%                 62%
 Net Assets, End of Period (000's omitted)                    $   64,150        $    55,029         $    75,489

-----------
*    For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
     Net investment income per share(a)                       $     0.29        $      0.27         $      0.38
     Ratios (to average daily net assets):
       Expenses(d)                                                  0.93%              0.83%               0.73%
       Net Investment Income                                        1.01%              0.84%               0.98%

(a)  Calculated based on average shares outstanding.
(b) Amounts includes litigation proceeds received by The Boston Company Large Cap Core Portfolio of $0.02 for the year ended September 30, 2005, $0.06 for the year ended September 30, 2004 and $0.02 for the year ended September 30, 2002.
(c)  Total return would have been lower in the absence of expense waivers.
(d) Includes the Fund's share of The Boston Company Large Cap Core Portfolio's allocated expenses.
(e) Information provided is for The Boston Company Large Cap Core Portfolio, which is the master fund in which the Fund invests all its assets.

Group of Equity Funds

--------------------------------------------------------------------------------
Small Cap Value Fund

                                                               Year Ended September 30,
                                                               ------------------------
                                                                   2005        2004
                                                               ----------- ------------
Net Asset Value, Beginning of Period                            $  21.91    $  18.49
From Operations:
 Net investment income (loss)*(a)                                   0.02       (0.05)
 Net realized and unrealized gains (loss) on investments            4.29        5.27
                                                                --------    ---------
Total from operations                                               4.31        5.22
                                                                --------    ---------
Less Distributions to Shareholders:
 From net investment income                                           --          --
 From net realized gains on investments                            (3.67)      (1.80)
                                                                --------    ---------
Total distributions to shareholders                                (3.67)      (1.80)
                                                                --------    ---------
Net Asset Value, End of Period                                  $  22.55    $  21.91
                                                                ========    =========
Total Return                                                       21.34%      29.92%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(c)                         1.05%       1.18%
 Net Investment Income (Loss) (to average daily net assets)*        0.08%      (0.24)%
 Portfolio Turnover(d)                                               N/A         N/A
 Net Assets, End of Period (000's omitted)                      $189,647    $ 61,182
---------

*    The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:
     Net investment income (loss) per share(a)                       N/A         N/A
     Ratios (to average daily net assets):
       Expenses(c)                                                   N/A         N/A
       Net investment income (loss)                                  N/A         N/A

                                                                             Year Ended September 30,
                                                               -----------------------------------------------------
                                                                      2003              2002              2001
                                                               ----------------- ----------------- -----------------
Net Asset Value, Beginning of Period                              $    14.30        $    13.86        $    14.01
From Operations:
 Net investment income (loss)*(a)                                      (0.01)             0.05              0.10
 Net realized and unrealized gains (loss) on investments                4.24              0.75              0.31
                                                                  ----------        ----------        ----------
Total from operations                                                   4.23              0.80              0.41
                                                                  ----------        ----------        ----------
Less Distributions to Shareholders:
 From net investment income                                            (0.02)            (0.04)            (0.06)
 From net realized gains on investments                                (0.02)            (0.32)            (0.50)
                                                                  ----------        ----------        ----------
Total distributions to shareholders                                    (0.04)            (0.36)            (0.56)
                                                                  ----------        ----------        ----------
Net Asset Value, End of Period                                    $    18.49        $    14.30        $    13.86
                                                                  ==========        ==========        ==========
Total Return                                                           29.64%(b)          5.43%(b)          3.12%(b)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(c)                             1.15%             1.00%             1.00%
 Net Investment Income (Loss) (to average daily net assets)*           (0.05)%            0.32%             0.68%
 Portfolio Turnover(d)                                                    51%              164%              149%
 Net Assets, End of Period (000's omitted)                        $   45,305        $   35,934        $   28,532
-----------
*    The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:
     Net investment income (loss) per share(a)                    $    (0.03)       $     0.01        $     0.05
     Ratios (to average daily net assets):
       Expenses(c)                                                      1.28%             1.24%             1.37%
       Net investment income (loss)                                    (0.18)%            0.08%             0.31%

(a)  Calculated based on average shares outstanding.
(b)  Total return would have been lower in the absence of expense waivers.
(c) Includes the Fund's share of The Boston Company Small Cap Value Portfolio's allocated expenses.
(d) Portfolio turnover represents activity while the Fund was investing directly in securities until January 27, 2003. The portfolio turnover ratios for the period since the Fund transferred substantially all of its investable assets to The Boston Company Small Cap Value Portfolio is 70% and 123% for the fiscal years ended September 30, 2005 and 2004, respectively, and 102% for the period from January 28, 2003 to September 30, 2003.

                                                           Group of Equity Funds

Financial Highlights
--------------------------------------------------------------------------------
Small Cap Growth Fund

                                                                  Year Ended September 30,
                                                               ------------------------------
                                                                   2005          2004(e)
                                                               ------------ -----------------
Net Asset Value, Beginning of Period                             $  37.95      $    32.41
                                                                 --------      ----------
From Investment Operations:
 Net investment income (loss)*(a)                                   (0.20)          (0.33)
 Net realized and unrealized gains (loss) on investments             8.55            5.87(b)
                                                                 --------      ----------
Total from operations                                                8.35            5.54
                                                                 --------      ----------
Less Distributions to Shareholders:
 From net realized gains on investments                                --              --
                                                                 --------      ----------
Net Asset Value, End of Period                                   $  46.30      $    37.95
                                                                 ========      ==========
Total Return(c)                                                     22.00%          17.09%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(d)                          1.17%           1.18%
 Net Investment Income (Loss) (to average daily net assets)*        (0.48)%         (0.87)%
 Portfolio Turnover(f)                                                135%            153%
 Net Assets, End of Period (000's omitted)                       $ 36,323      $   18,274
----------
*    For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
     Net investment income (loss) per share(a)                   $  (0.31)     $    (0.40)
     Ratios (to average daily net assets):
       Expenses(d)                                                   1.41%           1.37%
       Net investment income (loss)                                 (0.72)%         (1.06)%


                                                                          Year Ended September 30,
                                                               -----------------------------------------------
                                                                    2003(e)           2002(e)        2001(e)
                                                               ----------------- ---------------- ------------
Net Asset Value, Beginning of Period                              $    24.78        $   29.28       $  60.87
                                                                  ----------        ---------       --------
From Investment Operations:
 Net investment income (loss)*(a)                                      (0.11)           (0.16)        (0.19)
 Net realized and unrealized gains (loss) on investments                7.74(b)         (4.34)(b)     (25.66)
                                                                  ----------        ---------       --------
Total from operations                                                   7.63            (4.50)        (25.85)
                                                                  ----------        ---------       --------
Less Distributions to Shareholders:
 From net realized gains on investments                                   --               --          (5.74)
                                                                  ----------        ---------       --------
Net Asset Value, End of Period                                    $    32.41        $   24.78       $  29.28
                                                                  ==========        =========       ========
Total Return(c)                                                        30.79%          (15.37)%       (45.36)%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(d)                             1.00%            1.00%          1.00%
 Net Investment Income (Loss) (to average daily net assets)*           (0.42)%          (0.52)%        (0.48)%
 Portfolio Turnover(f)                                                   261%             239%           191%
 Net Assets, End of Period (000's omitted)                        $   21,168        $  18,780       $ 31,365


----------
*    For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
     Net investment income (loss) per share(a)                    $    (0.30)       $   (0.25)      $  (0.28)
     Ratios (to average daily net assets):
       Expenses(d)                                                      1.66%            1.29%          1.20%
       Net investment income (loss)                                    (1.08)%         ( 0.81)%      (  0.68)%

(a)  Calculated based on average shares outstanding.
(b) Amounts include litigation proceeds received by the Fund of $0.06 for the year ended September 30, 2004, less than $0.01 for the year ended September 30, 2003, and $0.01 for the year ended September 30, 2002.
(c)  Total return would have been lower in the absence of expense waivers.
(d) Includes the Fund's share of The Boston Company Small Cap Growth Portfolio's allocated expenses.
(e)  Prior to August 31, 2005, the Fund offered two classes of shares:
     Institutional Class and Service Class. The financial highlights for periods prior to the year ended September 30, 2005, represent those of the Institutional Class.
(f) Information provided is for The Boston Company Small Cap Growth Portfolio, which is the master fund in which the Fund invests all its assets.

Group of Equity Funds

--------------------------------------------------------------------------------
Small/Mid Cap Growth Fund
(formerly Small Capitalization Equity Fund)

                                                                Year Ended September 30,
                                                               ---------------------------
                                                                   2005          2004
                                                               ------------ --------------
Net Asset Value, Beginning of Period                             $ 11.26      $    9.48
From Operations:
 Net investment income/(loss)*(b)                                  (0.04)         (0.08)
 Net realized and unrealized gain (loss) on investments             2.62           1.86 (c)
                                                                 -------      ---------
Total from operations                                               2.58           1.78
                                                                 -------      ---------
Less Distributions to Shareholders:
 From net investment income                                           --             --
 From net realized gains on investments                               --             --
                                                                 -------      ---------
Total distributions to shareholders                                   --             --
                                                                 -------      ---------
Net Asset Value, End of Period                                   $ 13.84       $  11.26
                                                                 =======      =========
Total Return(e)                                                    22.91%         18.78%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                            1.00%          0.98%
 Net Investment Income/(Loss) (to average daily net assets)*       (0.32)%        (0.69)%
 Portfolio Turnover                                                  167%           157%
 Net Assets, End of Period (000's omitted)                       $19,709       $ 19,222
---------
*    For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its its investment advisory fee and/or reimbursed the
     Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the net investment income (loss) per share and the ratios would have been:
     Net investment income (loss) per share(b)                   $ (0.09)      $  (0.12)
     Ratios (to average daily net assets):
       Expenses                                                     1.38%          1.33%
       Net Investment Income/(Loss)                                (0.70)%        (1.04)%

                                                                            Year Ended September 30,
                                                               ---------------------------------------------------
                                                                     2003             2002            2001(a)
                                                               ---------------- ---------------- -----------------
Net Asset Value, Beginning of Period                              $    7.10        $    8.15        $   230.48
From Operations:
 Net investment income/(loss)*(b)                                     (0.01)           (0.02)            (0.07)
 Net realized and unrealized gain (loss) on investments                2.39(c)         (1.03)(c)        (54.83)(c)
                                                                  ---------        ---------        ----------
Total from operations                                                  2.38            (1.05)           (54.90)
                                                                  ---------        ---------        ----------
Less Distributions to Shareholders:
 From net investment income                                           (0.00)(d)           --                --
 From net realized gains on investments                                  --               --           (167.43)
                                                                  ---------        ---------        ----------
Total distributions to shareholders                                   (0.00)              --           (167.43)
                                                                  ---------        ---------        ----------
Net Asset Value, End of Period                                    $    9.48        $    7.10        $     8.15
                                                                  =========        =========        ==========
Total Return(e)                                                       33.54%          (12.88)%          (46.58)%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                               0.74%            0.74%             0.74%
 Net Investment Income/(Loss) (to average daily net assets)*          (0.17)%          (0.24)%           (0.33)%
 Portfolio Turnover                                                     252%             248%              136%
 Net Assets, End of Period (000's omitted)                        $  21,852        $  18,861        $   17,073
-----
*    For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its its investment advisory fee and/or reimbursed the
     Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the net investment income (loss) per share and the ratios would have been:
     Net investment income (loss) per share(b)                    $   (0.07)       $   (0.08)       $    (0.14)
     Ratios (to average daily net assets):
       Expenses                                                        1.40%            1.46%             1.08%
       Net Investment Income/(Loss)                                   (0.83)%         ( 0.96)%         (  0.67)%

(a) Amounts were adjusted to reflect a 1:3 reverse split effective December 14, 2000.
(b)  Calculated using the average shares outstanding.
(c) Amounts include litigation proceeds received by the Fund of $0.03 for the year ended September 30, 2004, $0.01 for the year ended September 30, 2003 relating to securities litigation, $0.15 for the year ended September 30, 2002 relating to the settlement of multiple class action lawsuits and $0.14 for the year ended September 30, 2001 relating to NASDAQ class action suit recovery.
(d)  Calculates to less than $0.01 per share.
(e)  Total return would have been lower in the absence of expense waivers.

                                                           Group of Equity Funds

Financial Highlights
--------------------------------------------------------------------------------
Small Cap Tax-Sensitive Equity Fund

                                                                  Year Ended September 30,
                                                               ------------------------------
                                                                   2005            2004
                                                               ------------ -----------------
Net Asset Value, Beginning of Period                             $  34.71      $    29.58
                                                                 --------      ----------
From Operations:
 Net investment income (loss)*(a)                                   (0.10)          (0.24)
 Net realized and unrealized gains (loss) on investments             7.74            5.37(b)
                                                                 --------      ----------
Total from operations                                                7.64            5.13
                                                                 --------      ----------
Less Distributions to Shareholders:
 From net realized gains on investments                                --              --
                                                                 --------      ----------
Total distributions to shareholders                                    --              --
                                                                 --------      ----------
Net Asset Value, End of Period                                   $  42.35      $    34.71
                                                                 ========      ==========
Total Return                                                        22.01%          17.34%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                             0.99%           1.03%
 Net Investment Income (Loss) (to average daily net assets)*        (0.26)%         (0.71)%
 Portfolio Turnover                                                   137%            150%
 Net Assets, End of Period (000's omitted)                       $160,035      $  120,372
---------
*    For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the net investment income per share and the ratios would have been:
     Net investment income (loss) per share(a)                        N/A             N/A
     Ratios (to average daily net assets):
       Expenses                                                       N/A             N/A
       Net Investment Income (Loss)                                   N/A             N/A

                                                                               Year Ended September 30,
                                                               ---------------------------------------------------------
                                                                      2003               2002                2001
                                                               ----------------- ------------------- -------------------
Net Asset Value, Beginning of Period                              $    22.53        $     26.23         $    63.32
                                                                  ----------        -----------         -----------
From Operations:
 Net investment income (loss)*(a)                                      (0.11)             (0.13)             (0.20)
 Net realized and unrealized gains (loss) on investments                7.16 (b)          (3.57)(b)         (28.28)
                                                                  ----------        -----------         -----------
Total from operations                                                   7.05              (3.70)            (28.48)
                                                                  ----------        -----------         -----------
Less Distributions to Shareholders:
 From net realized gains on investments                                   --                 --              (8.61)
                                                                  ----------        -----------         -----------
Total distributions to shareholders                                       --                 --              (8.61)
                                                                  ----------        -----------         -----------
Net Asset Value, End of Period                                    $    29.58        $     22.53         $    26.23
                                                                  ==========        ===========         ===========
Total Return                                                           31.29%(c)         (14.11)%(c)        (49.81)%(c)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                                1.00%              1.00%              1.00%
 Net Investment Income (Loss) (to average daily net assets)*           (0.43)%            (0.47)%            (0.54)%
 Portfolio Turnover                                                      252%               241%               174%
 Net Assets, End of Period (000's omitted)                        $  106,718        $    82,469         $   81,711

-------------
*    For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the net investment income per share and the ratios would have been:
     Net investment income (loss) per share(a)                    $    (0.13)       $     (0.15)        $     (0.21)
     Ratios (to average daily net assets):
       Expenses                                                         1.07%              1.08%               1.04%
       Net Investment Income (Loss)                                    (0.50)%            (0.55)%             (0.58)%

(a)  Calculated based on average shares outstanding.
(b) Amounts includes litigation proceeds received by the Fund of $0.03 for the year ended September 30, 2004, $0.01 for the year ended September 30, 2003 and $0.02 for the year ended September 30, 2002.
(c)  Total return would have been lower in the absence of expense waivers.

Group of Equity Funds

--------------------------------------------------------------------------------
International Core Equity Fund

                                                           Year Ended September 30,
                                                           ------------------------
                                                               2005        2004
                                                           ----------- -----------
Net Asset Value, Beginning of Period                        $ 27.03     $ 21.62
                                                            -------     -------
From Investment Operations:
 Net investment income*(a)                                     0.50        0.31
 Net realized and unrealized gains (loss) on investments       7.73        5.49
                                                            -------     -------
Total from operations                                          8.23        5.80
                                                            -------     -------
Less Distributions to Shareholders:
 From net investment income                                   (0.39)      (0.39)
 From net realized gains on investments                       (0.53)         --
                                                            --------    --------
Total distributions to shareholders                           (0.92)      (0.39)
                                                            --------    --------
Net Asset Value, End of Period                              $ 34.34     $ 27.03
                                                            ========    ========
Total Return                                                  31.06%      27.04%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(c)                    1.01%       1.12%
 Net Investment Income (to average daily net assets)*          1.59%       1.22%
 Portfolio Turnover(d)                                          N/A         N/A
 Net Assets, End of Period (000's omitted)                 $287,065    $124,675
--------
*    The investment advisor voluntarily agreed not to impose a portion of its its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
     Net investment income per share(a)                         N/A         N/A
     Ratios (to average daily net assets):
       Expenses(c)                                              N/A         N/A
       Net investment income                                    N/A         N/A

                                                                          Year Ended September 30,
                                                           -------------------------------------------------------
                                                                 2003              2002                2001
                                                           ---------------- ------------------ -------------------
Net Asset Value, Beginning of Period                          $   17.10        $    18.53         $    23.45
                                                              ---------        ----------         -----------
From Investment Operations:
 Net investment income*(a)                                         0.23              0.25               0.24
 Net realized and unrealized gains (loss) on investments           4.55             (1.48)             (3.63)
                                                              ---------        ----------         -----------
Total from operations                                              4.78             (1.23)             (3.39)
                                                              ---------        ----------         -----------
Less Distributions to Shareholders:
 From net investment income                                       (0.26)            (0.20)             (0.20)
 From net realized gains on investments                              --                --              (1.33)
                                                              ---------        ----------         -----------
Total distributions to shareholders                               (0.26)            (0.20)             (1.53)
                                                              ---------        ----------         -----------
Net Asset Value, End of Period                                $   21.62        $    17.10         $    18.53
                                                              =========        ==========         ===========
Total Return                                                      28.23%(b)         (6.77)%(b)        (15.40)%(b)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(c)                        1.16%             1.00%              1.00%
 Net Investment Income (to average daily net assets)*              1.21%             1.29%              1.13%
 Portfolio Turnover(d)                                               17%               87%                74%
 Net Assets, End of Period (000's omitted)                    $  77,727        $   51,087         $   48,227
--------
*    The investment advisor voluntarily agreed not to impose a portion of its its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
     Net investment income per share(a)                       $    0.19        $     0.18         $     0.16
     Ratios (to average daily net assets):
       Expenses(c)                                                 1.34%             1.33%              1.37%
       Net investment income                                       1.03%             0.96%              0.76%

(a)  Calculated based on average shares outstanding.
(b)  Total return would have been lower in the absence of expense waivers.
(c) Includes the Fund's share of The Boston Company International Core Equity Portfolio's allocated expenses.
(d) Portfolio turnover represents activity while the Fund was investing directly in securities until January 27, 2003. The portfolio turnover ratio for the period since the Fund transferred substantially all of its investable assets to The Boston Company International Core Equity Portfolio is 58% and 80% for the fiscal years ended September 30, 2005 and 2004, respectively, and 63% for the period from January 28, 2003 to September 30, 2003.

                                                           Group of Equity Funds

Financial Highlights
--------------------------------------------------------------------------------
International Small Cap Fund

                                                           Year Ended September 30,
                                                           ------------------------
                                                               2005        2004
                                                           ----------- -----------
Net Asset Value, Beginning of Period                        $  15.93    $ 12.05
From Operations:
 Net investment income*(a)                                      0.23       0.14
 Net realized and unrealized gains (loss) on investments        5.86       3.86
                                                            --------    -------
Total from operations                                           6.09       4.00
                                                            --------    -------
Less Distributions to Shareholders:
 From net investment income                                    (0.17)     (0.12)
 From net realized gains on investments                        (1.01)        --
                                                            --------    --------
Total distributions to shareholders                            (1.18)     (0.12)
                                                            --------    --------
Net Asset Value, End of Year                                $  20.84    $ 15.93
                                                            ========    ========
Total Return                                                   40.20%     33.35%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(c)                     1.16%      1.27%
 Net Investment Income (to average daily net assets)*           1.26%      0.99%
 Portfolio Turnover(d)                                           N/A        N/A
 Net Assets, End of Period (000's omitted)                  $524,910   $212,032
---------
*    The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
     Net investment income per share(a)                          N/A        N/A
     Ratios (to average daily net assets):
       Expenses(c)                                               N/A        N/A
       Net investment income                                     N/A        N/A

                                                                         Year Ended September 30,
                                                           -----------------------------------------------------
                                                                 2003             2002               2001
                                                           ---------------- ---------------- -------------------
Net Asset Value, Beginning of Period                          $    8.91        $    8.55        $     10.65
From Operations:
 Net investment income*(a)                                         0.10             0.09               0.11
 Net realized and unrealized gains (loss) on investments           3.13             0.38              (1.89)
                                                              ---------        ---------        -----------
Total from operations                                              3.23             0.47              (1.78)
                                                              ---------        ---------        -----------
Less Distributions to Shareholders:
 From net investment income                                       (0.09)           (0.11)             (0.08)
 From net realized gains on investments                              --               --              (0.24)
                                                              ---------        ---------        -----------
Total distributions to shareholders                               (0.09)           (0.11)             (0.32)
                                                              ---------        ---------        -----------
Net Asset Value, End of Year                                  $   12.05        $    8.91        $      8.55
                                                              =========        =========        ===========
Total Return                                                      36.47%(b)         5.39%(b)         (17.13)%(b)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(c)                        1.39%            1.25%              1.25%
 Net Investment Income (to average daily net assets)*              1.01%            0.96%              1.10%
 Portfolio Turnover(d)                                               15%              69%                89%
 Net Assets, End of Period (000's omitted)                    $  89,570        $  33,770        $    22,386
---------

*    The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
     Net investment income per share(a)                       $    0.08        $    0.04        $      0.04
     Ratios (to average daily net assets):
       Expenses(c)                                                 1.65%            1.82%              1.98%
       Net investment income                                       0.75%            0.39%              0.37%

(a)  Calculated based on average shares outstanding.

(b)  Total return would have been lower in the absence of expense waivers.

(c) Includes the Fund's share of The Boston Company International Small Cap Portfolio's allocated expenses.

(d) Portfolio turnover represents activity while the Fund was investing directly in securities until January 23, 2003. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to The Boston Company International Small Cap Portfolio is 50% and 72% for the fiscal years ended September 30, 2005 and 2004, respectively, and 46% for the period from January 28, 2003 to September 30, 2003.

Group of Equity Funds

--------------------------------------------------------------------------------
World ex-U.S. Value Fund

                                                              For the period
                                                            November 15, 2004
                                                              (commencement
                                                            of operations) to
                                                            September 30, 2005
                                                           -------------------
Net Asset Value, Beginning of Period                            $  20.00
                                                                --------
From Operations:
 Net investment income*(a)                                          0.32
 Net realized and unrealized gains (loss) on investments            2.02
 Net increase from payments by affiliates(b)                          --(c)
                                                                --------
Total from operations                                               2.34
                                                                --------
Less Distributions to Shareholders:
 From net investment income                                        (0.05)
                                                                --------
Net Asset Value, End of Period                                  $  22.29
                                                                ========
Total Return(d)                                                    11.72%(b)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                            0.90%(e)
 Net Investment Income (to average daily net assets)*               1.76%(e)
 Portfolio Turnover                                                   34%(f)
 Net Assets, End of Period (000's omitted)                      $ 30,971

---------

*    The investment advisor voluntarily agreed not to impose a portion of its its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the net investment income per share and the ratios would have been:
     Net investment income per share(a)                         $   0.12
     Ratios (to average daily net assets):
       Expenses                                                     2.02 (e)
       Net Investment Income                                        0.64 (e)

(a)  Calculated based on average shares outstanding.
(b) For the period from November 15, 2004 (commencement of operations) to September 30, 2005, 0.05% of the Fund's total return consists of a voluntary payment by the advisor to compensate the Fund for a trading error. Excluding this payment, total return would have been 11.67%.
(c)  Amount represents less than one penny.
(d) Total return would have been lower in the absence of expense waivers. Returns for periods of less than one year have not been annualized.
(e)  Computed on an annualized basis.
(f)  Not annualized.

                                                           Group of Equity Funds

                     THIS PAGE INTENTIONALLY LEFT BLANK

                     THIS PAGE INTENTIONALLY LEFT BLANK

For More
Information

    The Boston Company Asset Management, LLC is an investment advisory firm that manages assets for public, corporate and Taft-Hartley, defined benefit plans and endowments and foundations clients, as well as mutual funds. TBCAM offers a broad array of investment services that includes management of domestic and international equity portfolios.

For investors who want more information about The Boston Company equity funds, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders, as well as the funds' quarterly reports filed with the Securities and Exchange Commission. Each fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 8585
Boston, MA 02266-8585

Telephone: 1.800.221.4795

Email:
mifunds@mellon.com

Internet:
http:// www.melloninstitutionalfunds.com

Investors can review the funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Call 202.942.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o    Free from the Commission's Internet website at http://www.sec.gov


                                  [Logo] Mellon
                           --------------------------.
                           Mellon Institutional Funds


                                ONE BOSTON PLACE

                              BOSTON, MA 02108-4408

                                  800.221.4795

                        WWW.MELLONINSTITUTIONALFUNDS.COM



                                                         Investment Company Act
                                                         file number (811-4813)


                                       36
Group of Equity Funds

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                             Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

                Standish Mellon Intermediate Tax Exempt Bond Fund

This Statement of Additional Information ("SAI") is not a prospectus. The SAI expands upon and supplements the information contained in the prospectus dated February 1, 2006, as amended and/or supplemented from time to time, of Standish Mellon Intermediate Tax Exempt Bond Fund ("Intermediate Tax Exempt Fund") (the "fund"), a separate investment series of Mellon Institutional Funds Investment Trust (the "Trust").

This SAI should be read in conjunction with the fund's prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders, and quarterly reports filed with the Securities and Exchange Commission ("SEC"). Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the fund by contacting the fund at the phone number above. The fund's financial statements which are included in the 2005 annual reports to shareholders are incorporated by reference into this SAI.

                                   Contents
----------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES.........................................2
INVESTMENT OBJECTIVES AND POLICIES.........................................2
DESCRIPTION OF SECURITIES AND RELATED RISKS................................3
INVESTMENT TECHNIQUES AND RELATED RISKS....................................8
INVESTMENT RESTRICTIONS...................................................13
PORTFOLIO HOLDINGS DISCLOSURE.............................................14
MANAGEMENT................................................................15
CODE OF ETHICS............................................................22
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES.............................23
PURCHASE AND REDEMPTION OF SHARES.........................................24
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS.......................24
PORTFOLIO TRANSACTIONS....................................................27
DETERMINATION OF NET ASSET VALUE..........................................28
FEDERAL INCOME TAXATION...................................................28
THE FUNDS AND THEIR SHARES................................................33
ADDITIONAL INFORMATION....................................................34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS....34

INVESTMENT OBJECTIVES AND POLICIES

The prospectus describes the investment objective and policies of the fund. The following discussion supplements the description of the fund's investment policies in the prospectus. The fund's investment adviser is Standish Mellon Asset Management Company LLC ("Standish Mellon" or the "adviser").

Suitability. The fund is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding the fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the fund.

Because the fund seeks to provide a high level of interest income exempt from federal income tax, the fund may not be suitable investments for non-taxable investors or persons investing through tax deferred vehicles (e.g., individual retirement accounts (IRAs) or other qualified pension and retirement plans).

Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's"), Duff and Phelps ("Duff") or Fitch IBCA International ("Fitch") or, if unrated, determined by Standish Mellon to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by Standish Mellon to be of comparable credit quality. The fund also may invest in municipal notes rated at least MIG-1 or MIG-2 by Moody's or at least SP-1 or SP-2 by Standard & Poor's or, if unrated, determined by Standish Mellon to be of comparable credit quality. If a security is rated differently by two or more rating agencies, Standish Mellon uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. If the rating of a security held by a fund is downgraded below investment grade, Standish Mellon will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

Portfolio Maturity and Duration. Under normal market conditions, the fund will maintain a dollar-weighted average portfolio maturity of between three and ten years. This means that the dollar-weighted average duration of the fund's portfolio investments will be less than the duration of a U.S. Treasury obligation with a remaining stated maturity of three to ten years. A mutual fund with an average portfolio maturity longer than that of the fund will tend to have a higher yield, but will generally exhibit greater share price volatility. Conversely, a mutual fund with a short-term maturity will generally have a lower yield, but will generally offer more price stability.

The effective maturity of an individual portfolio security in which the fund invests is defined as the period remaining until the earliest date when a fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a tax exempt fund than was anticipated at the time the securities were purchased. A fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the fund.

Duration represents the weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more debt obligations, discounted to their present values. The duration of an obligation is always less than or equal to its stated maturity and is related to the degree of the volatility in the market value of the obligation.

Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, the tax exempt fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations. Subject to the requirement that, under normal market conditions, the tax exempt fund's dollar-weighted average portfolio maturity will not exceed ten years, the funds may invest in individual debt obligations of any maturity, including obligations with a remaining stated maturity of less than three or more than ten years. The fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including without limitation the acquisition of debt obligations at a premium or discount, the use of futures contracts and the use of interest rate swaps, caps, floors and collars.

Additional Investment Information. The fund invests, under normal circumstances, at least 80% of net assets in tax exempt municipal securities issued by states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. For this fund, tax exempt means that the securities pay interest that is excluded from gross income for regular federal income tax purposes. Also under normal market conditions, at least 65% of the fund's net assets are invested in municipal bonds. These two investment policies of the fund are fundamental and may not be changed without shareholder approval. Although as a matter of fundamental policy it is authorized to do so, the fund does not expect to invest more than 25% of its total assets in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector.

Under normal market conditions, the fund may invest up to 20% of its net assets in taxable, fixed income securities (i.e., when there is a yield disparity between taxable and municipal securities on an after-tax basis which is favorable for taxable investments). The fund's taxable investments will generally be of comparable credit quality and maturity to the municipal securities in which the fund invests and will be limited primarily to obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; investment grade corporate debt securities; prime commercial paper; certain certificates of deposit of domestic banks; and repurchase agreements, secured by U.S. Government securities, with maturities not in excess of seven days. To the extent that income dividends include income from taxable sources, a portion of a shareholder's dividend income will be taxable. See "Federal Income Taxation" in this SAI.

                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing in the Fund

The fund invests primarily in municipal securities and is subject to risks associated with investments in such securities. These risks, which also apply to fixed income securities generally, include interest rate risk, default risk, and call and extension risk.

Interest Rate Risk. When interest rates decline, the market value of municipal securities tends to increase. Conversely, when interest rates increase, the market value of municipal securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in municipal securities are subject to the risk that the issuer of the security could default on its obligations causing a tax exempt fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Municipal securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a tax exempt fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a tax exempt fund will suffer from the inability to invest in higher yield securities.

Specific Risks Associated with the Funds' Investments

The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

Corporate Debt Obligations. The fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities. The fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or
(d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

Municipal Securities. The fund may invest in all kinds of municipal securities, including without limitation municipal notes, municipal bonds, private activity bonds and variable rate demand instruments. Municipal securities are issued to obtain funds for various public purposes, including the construction of a variety of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial revenue bonds are, or have been under prior tax law, issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal.

Because the fund invests in investment grade municipal securities, the income earned on shares of the fund will tend to be less than it might be on a portfolio emphasizing lower quality securities. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. Although the fund's quality standards are designed to minimize the credit risk of investing in the fund, that risk cannot be entirely eliminated.

Municipal Notes. The fund may invest in municipal notes. Municipal notes are generally issued to satisfy short-term capital needs and generally have maturities of one year or less. Municipal notes include: tax anticipation notes; revenue anticipation notes; bond anticipation notes; and construction loan notes.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as Federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae"). There are, of course, a number of other types of notes in which the funds may invest which are issued for different purposes and secured differently from those described above.

Municipal Bonds. The fund may invest in municipal bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "General Obligation" Bonds and "Revenue" Bonds.

Issuers of General Obligation Bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of General Obligation Bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a Revenue Bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected.

Other Municipal Securities. There is a variety of hybrid and special types of municipal securities as well as numerous differences in the types of security for municipal securities both within and between the two principal classifications above. The fund may purchase other types of municipal securities as long as the investment complies with the policies set forth in the fund's prospectus and SAI.

Variable Rate Demand Instruments. The fund may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permits the fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from the fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that the fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The adviser may determine that an unrated variable rate demand instrument meets the fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria of the fund. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of the fund.

The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instruments held by a tax exempt fund will ordinarily be deemed to be the longer of (1) the notice period required before the fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

Illiquid Municipal Securities. The fund limits its investments in securities which are not readily marketable to less than 15% of its net assets. Although an entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the fund, municipal securities may nonetheless be readily marketable. The adviser determines whether a municipal security is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The adviser believes that the quality standards applicable to the fund's investments enhance marketability. In addition, stand-by commitments and demand obligations also enhance marketability.

"When-Issued," "Delayed Delivery" and "Forward Commitment" Securities. The fund may commit up to 40% of their net assets to purchase securities on a "when-issued" and "delayed delivery" basis. Delivery and payment for the securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the fund enters into such commitments, but interest will not accrue to the fund until delivery of and payment for the securities. Although the fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the fund may sell the securities before the settlement date if deemed advisable by the adviser.

Unless the fund has entered into an offsetting agreement to sell the securities purchased on a when issued or delayed delivery basis, cash or liquid obligations with a market value at least equal to the amount of the fund's commitment will be segregated with the fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the fund's commitment.

Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by a tax exempt fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise. The fund may sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the fund.

Repurchase Agreements. The fund may invest up to 15% of its net assets in repurchase agreements. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the adviser.

Restricted and Illiquid Securities. The fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The Board of Trustees has adopted guidelines and delegated to the adviser the function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. The fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The fund may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Stand-By Commitments. To facilitate liquidity, the fund may enter into "stand-by commitments" permitting them to resell municipal securities to the original seller at a specified price. Stand-by commitments generally involve no additional cost to the fund, but may, however, reduce the yields available on securities subject to stand-by commitments.

Third Party Put. The fund may purchase long-term fixed rate bonds which have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals to tender or put their bonds to the institution and receive the face value thereof. These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features. The financial institution granting the put option does not provide credit enhancement, and typically, if there is a default on or significant downgrading of the bond, or a loss of its tax-exempt status, the put option will terminate automatically and the risk to the funds will be that of holding a long-term bond. These third party puts will not be considered to shorten a fund's maturity.

Portfolio Turnover and Short-Term Trading. It is not the policy of the fund to purchase or sell securities for trading purposes. The fund places no restrictions on portfolio turnover. Notwithstanding the foregoing, the fund will sell a portfolio security without regard to the length of time such security has been held if, in the adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in a fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income. See "Financial Highlights" in the fund's prospectus for the fund's portfolio turnover rates.

Temporary Defensive Investments. Notwithstanding the fund's investment objective, the fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). The fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Investments in such securities will be limited to 20% of a fund's net assets unless the fund is in a temporary defensive position.

The money market instruments and short-term debt securities in which the fund may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks; repurchase agreements; and prime commercial paper of U.S. companies.

The fund's investments in money market securities will be rated, at the time of investment, P-1 by Moody's or A-1 by Standard & Poor's. The fund's investments in taxable securities, such as money market and short-term debt securities, will generally be of comparable credit quality and maturity to the municipal securities in which the fund invests. To the extent that income dividends distributed by the fund include income from taxable sources, a portion of a shareholder's dividend income will be taxable.

Investments in commercial paper by Intermediate Tax Exempt Fund will be rated Prime-1 by Moody's or A-1 by Standard & Poor's or Duff 1+ by Duff, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by the adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

                     INVESTMENT TECHNIQUES AND RELATED RISKS

Strategic and Derivative Transactions. The fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed income securities or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, the fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, fixed income indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as caps, swaps, floors and collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of the fund's portfolios or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, the fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position.

The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. The fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The fund's activities involving Strategic Transactions may be limited in order to enable the fund to satisfy the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company and by the fund's tax-related objectives due to the fact that Strategic Transactions may produce taxable income or short-term capital gain in many cases and the applicable tax rules may make it more difficult to control the timing of gains or losses.

Risks of Strategic and Derivative Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The risks associated with the fund's transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. The writing of put and call options may result in losses to the fund, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the fund can realize on its respective investments or cause the fund to hold a security they might otherwise sell or sell a security it might otherwise hold. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase a fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options and entering into futures transactions is potentially unlimited; however, as described above, the fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A fund may purchase a call option on a security, futures contract, index or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The fund will generally sell (write) OTC options that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the fund and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the-money amount, if any) are subject to the fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the adviser.

If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

The fund may purchase and sell (write) call options on debt securities including U.S. Treasury and agency securities and municipal notes and bonds that are traded on U.S. securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All call options sold by the fund must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

The fund may purchase and sell (write) put options on debt securities including U.S. Treasury and agency securities and municipal notes and bonds (whether or not it holds the above securities in its portfolio), and on securities indices, and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. The fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures. The fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

The fund's use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and, in particular, the regulations of the Commodity Futures Trading Commission (the "CTFC"), which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with its custodian for the benefit of a futures commission merchant (or directly with the Futures Commission merchant), as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Combined Transactions. The fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple interest rate transactions, structured notes and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which the fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors, spreads and collars. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

The fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. The fund will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors, spreads and collars are considered illiquid for purposes of the fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors, spreads and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors, spreads and collars are illiquid, and are subject to the fund's limitation on investing in illiquid securities.

Eurodollar Contracts. The fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Use of Segregated Accounts. The fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. The fund may have to comply with any applicable regulatory requirements designed to make sure that mutual funds do not use leverage in Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with the custodian bank (or marked on the fund's records as segregated) in the amount prescribed. In that case, the fund's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the fund's obligations on the related Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.

Portfolio Diversification and Concentration. The fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) the fund will purchase no more than 10% of the outstanding voting securities of a single issuer.

Although it is authorized to do so, the fund does not expect to concentrate (invest 25% or more of its total assets) in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector. Investing a significant amount of a tax exempt fund's assets in the securities of issuers in any one industry will cause the fund's net asset value to be more sensitive to events affecting that industry. The fund's policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

The fund has adopted certain fundamental and non-fundamental policies in addition to those described under "Investment Objectives and Policies" in the Prospectus. A fund's fundamental policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of that fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of that fund. A fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

Intermediate Tax Exempt Fund. As a matter of fundamental policy, the fund may not:

1. Issue senior securities, borrow money or pledge or mortgage its assets, except that the fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein and may purchase, hold and sell real estate acquired as a result of ownership of securities or other instruments.

4. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts.

6. Lend portfolio securities, except that the fund may enter into repurchase agreements which are terminable within 7 days.

7. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

8. Invest more than an aggregate of 15% of the net assets of the fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

As a matter of non-fundamental policy, the fund may not:

1. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

2. Purchase securities of any other investment company except as permitted by the 1940 Act.

As a matter of non-fundamental policy, the fund may not own more than 10% of the outstanding voting securities of any one issuer. Because municipal securities are not voting securities, there is no limit on the percentage of a single issuer's municipal bonds which the fund may own so long as, as to 75% of the total assets of the fund, it does not invest more than 5% of its total assets in the securities of the issuer. Consequently, the fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities.

Although it is allowed to do so as a matter of fundamental policy, the fund does not expect to invest in securities (other than securities of the U.S. Government, its agencies or instrumentalities and municipal securities) if more than 25% of the current value of its total assets would be invested in a single industry. Although governmental issuers of municipal securities are not considered part of any "industry," municipal securities backed only by the assets and revenues of nongovernmental users may, for this purpose, be deemed to be issued by such nongovernmental users (e.g., industrial development bonds) and constitute an "industry." Thus, the fund does not expect that more than 25% of their assets will be invested in obligations deemed to be issued by nongovernmental users in any one industry (e.g., industrial development bonds for health care facilities) and in taxable obligations of issuers in the same industry. However, it is possible that the fund may invest more than 25% of its assets in a broader sector of the market for municipal securities.

Determining the issuer of a tax-exempt security will be based upon the source of assets and revenues committed to meeting interest and principal payments of each security. A security guaranteed or otherwise backed by full faith and credit of a governmental entity would generally be considered to represent a separate security issued by such guaranteeing entity and by the primary obligor. However, a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the fund is less than 10% of the value of the total assets of the fund. Securities backed only by the assets and revenues of nongovernmental users will be deemed to be issued by such nongovernmental users.

The fund does not have any current intention to borrow money for other than temporary of emergency purposes.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a fund's assets will not constitute a violation of the restriction. This statement does not apply to investments in illiquid securities or any borrowing.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees has adopted policies and procedures relating to disclosure of a fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Generally, the adviser will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. The adviser normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month and fifteen (15) days after the end of each calendar quarter. Such information shall be made available on the Trust's website (www.melloninstitutionalfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

The Trust's Chief Compliance Officer, or in her absence, an authorized designee within the Trust's compliance department, is authorized to approve the disclosure of a fund's full portfolio holdings or other information prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree to limit the use of that information: (i) pursuant to a confidentiality agreement, (ii) for a legitimate business purpose which does not conflict with the interests of a fund's shareholders, (iii) only for such authorized purpose, and (iv) not to trade on such information. The Trust's Chief Compliance Officer or designee will make a determination before entering into any agreement with a third party that such arrangement will not be detrimental to the interests of the fund's shareholders.

As of the date of this statement of additional information, the adviser has no such arrangements.

Except as described above, a fund does not provide or permit others to provide information about the fund's portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to a fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities. These service providers include the adviser, the Trust's custodian, fund accounting agent, principal underwriter, auditors or counsel to the fund and its service providers, as well as internal audit personnel of affiliates of the adviser, and are subject to duties of confidentiality imposed by law and/or contract. Neither the adviser nor any fund receives any compensation or other consideration from these arrangements for the release of the funds' portfolio holdings information.

The Board of Trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust's chief compliance officer to provide reports, at least annually, on its implementation and also requires that the Trust's chief compliance officer monitor compliance with the policy.

In addition, each fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.

                                   MANAGEMENT

Trustees and Officers

The Board of Trustees has established the investment objective and policies which govern each fund's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently accordingly to its objective and policies and the requirements of the federal securities laws. The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish Mellon Asset Management Company LLC, the fund's investment adviser, or its affiliates.


---------------------------------------------------------------------------------------------------------------------
Name, Address and (Age)       Term of Office   Principal Occupation(s)          Number of      Other Directorships
Position with the Trust or     and Length of   During Past 5 Years            Portfolios in      Held by Trustees
Portfolio Trust                Time Served*                                    Fund Complex
                                                                               Overseen by
                                                                                 Trustee
---------------------------------------------------------------------------------------------------------------------
                              Independent Trustees
---------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (65),         Since 1986     Chairman Emeritus, Decision          32                 None
Trustee                                          Resources, Inc. ("DRI")
c/o Decision Resources, Inc.                   (biotechnology research and
260 Charles Street                              consulting firm); formerly
Waltham, MA  02453                                Chairman of the Board
                                               and Chief Executive Officer,
                                                           DRI

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Name, Address and (Age)       Term of Office   Principal Occupation(s)          Number of      Other Directorships
Position with the Trust or     and Length of   During Past 5 Years            Portfolios in      Held by Trustees
Portfolio Trust                Time Served*                                    Fund Complex
                                                                               Overseen by
                                                                                 Trustee
---------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (61),      Since 1989        William Joseph Maier,             32                 None
Trustee                                           Professor of Political
c/o Harvard University                                   Economy,
Littaver Center 127                                 Harvard University
Cambridge, MA  02138

---------------------------------------------------------------------------------------------------------------------
John H. Hewitt (70), Trustee    Since 1986     Trustee, Mertens House, Inc.         32                 None
P.O. Box 2333                                           (hospice)
New London, NH  03257

---------------------------------------------------------------------------------------------------------------------
Caleb Loring III (62),          Since 1986        Trustee, Essex Street             32                 None
Trustee                                       Associates (family investment
c/o Essex Street Associates                           trust office)
P.O. Box 5600
Beverly, MA  01915

---------------------------------------------------------------------------------------------------------------------
                               Interested Trustees
---------------------------------------------------------------------------------------------------------------------
**Patrick J. Sheppard           Since 2003    President and Chief Operating          32                 None
(40), Trustee, President                      Officer of The Boston Company
and Chief Executive Officer,                      Asset Management, LLC;
 The Boston Company Asset                          formerly Senior Vice
Management, LLC,                              President and Chief Operating
One Boston Place                                  Officer, Mellon Asset
Boston, MA  02108                              Management ("MAM"); formerly
                                                 Vice President and Chief
                                                 Financial Officer, MAM.
---------------------------------------------------------------------------------------------------------------------
               Interested Principal Officers who are not Trustees
---------------------------------------------------------------------------------------------------------------------
Barbara A. McCann (44),         Secretary       Senior Vice President and           N/A                 N/A
Vice President and              since 2003      Head of Operations, Mellon
Secretary, Mellon Asset                         Asset Management ("MAM"),
Management,                                        formerly First Vice
One Boston Place                                President, MAM and Mellon
Boston, MA  02108                                   Global Investments

---------------------------------------------------------------------------------------------------------------------
Steven M. Anderson (40),           Vice         Vice President and Mutual           N/A                 N/A
Vice President and              President       Funds Controller, Standish
Treasurer, Mellon Asset        since 1999;       Mellon Asset Management;
Management,                     Treasurer        formerly Assistant Vice
One Boston Place                since 2002      President and Mutual Funds
Boston, MA  02108                              Controller, Standish Mellon
                                               Asset Management Company LLC
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Name, Address and (Age)          Term of      Principal Occupation(s)            Number of      Other Directorships
Position with the Trust or      Office and    During Past 5 Years              Portfolios in      Held by Trustees
Portfolio Trust                 Length of                                       Fund Complex
                               Time Served*                                     Overseen by
                                                                                  Trustee
---------------------------------------------------------------------------------------------------------------------
Denise B. Kneeland (54),        Since 1996     Assistant Vice President and         N/A                 N/A
Assistant Vice President,                         Manager, Mutual Funds
Mellon Asset Management,                       Operations, Standish Mellon
One Boston Place                               Asset Management Company LLC
Boston, MA  02108
---------------------------------------------------------------------------------------------------------------------
Cara E. Hultgren (35),          Since 2001     Assistant Vice President and         N/A                 N/A
Assistant Vice President,                     Manager of Compliance, Mellon
Mellon Asset Management,                        Asset Management ("MAM");
One Boston Place                                   formerly Manager of
Boston, MA  02108                               Shareholder Services, MAM,
                                               Shareholder Representative,
                                                  Standish Mellon Asset
                                                  Management Company LLC
---------------------------------------------------------------------------------------------------------------------
Mary T. Lomasney (48),          Since 2005     First Vice President, Mellon         N/A                 N/A
Chief Compliance Officer                        Asset Management and Chief
Mellon Asset Management,                        Compliance Officer, Mellon
One Boston Place                               Funds Distributor and Mellon
Boston, MA  02108                             Optima L/S Strategy Fund LLC;
                                              formerly Director, Blackrock,
                                               Inc., Senior Vice President,
                                                 State Street Research &
                                               Management Company ("SSRM"),
                                                   Vice President, SSRM
---------------------------------------------------------------------------------------------------------------------

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.

** Mr. Sheppard is an "Interested Trustee," as defined in the 1940 Act due to his position as President and Chief Operating Officer of The Boston Company Asset Management LLC, which is a wholly-owned indirect subsidiary of Mellon Financial Corporation, and a affiliate of Standish Mellon.

The Trust has three standing committees of the Board - a Committee of the Independent Trustees, an Audit Committee and a Nominating Committee and. Messrs. Fleming, Friedman, Loring and Hewitt, each a Trustee who is not an "interested" person of the Trust ("Independent Trustee"), serve on the Committee of the Independent Trustees, the Audit Committee and the Nominating Committee. The function of the Committee of Independent Trustees include requesting that the fund's investment adviser and principal underwriter furnish such information as may reasonably be necessary to evaluate: (i) the performance of the fund's investment adviser and principal underwriter; (ii) the terms of the investment advisory and distribution agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the fund or its investors; and (iii) the resources, qualifications and profitability of the fund's investment adviser and principal underwriter, recommending to the Board the selection, retention or termination of the fund's investment adviser and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Trustees and its governance procedures and recommending any such changes to the full Board of Trustees, reviewing periodically the compensation of Independent Trustees and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Trustees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Trustees as the Committee shall deem appropriate. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust, the Trust's Board of Trustees held 4 meetings. The Committee of Independent Trustees held 5 meetings, the Audit Committee held 5 meetings and the Nominating Committee held 0 meetings.

Set forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005:


---------------------------------------------------------------------------------------------------------------------
                                                                                  Aggregate Dollar Range of Equity
                                                                                    Securities in All Registered
                                                                                  Investment Companies Overseen by
                                                                                        Trustee in the Mellon
                                          Dollar Range of Equity Securities in      Institutional Funds Family of
            Name of Trustee                   the Trust or Portfolio Trust                      Funds
---------------------------------------------------------------------------------------------------------------------
                                                 Independent Trustees
---------------------------------------------------------------------------------------------------------------------
           Samuel C. Fleming                          Over $100,000                         Over $100,000
---------------------------------------------------------------------------------------------------------------------
         Benjamin M. Friedman                         Over $100,000                         Over $100,000
---------------------------------------------------------------------------------------------------------------------
            John H. Hewitt                            Over $100,000                         Over $100,000
---------------------------------------------------------------------------------------------------------------------
           Caleb Loring, III                       $10,001 to $50,000                    $10,001 to $50,000
---------------------------------------------------------------------------------------------------------------------
                                                   Interested Trustees
---------------------------------------------------------------------------------------------------------------------
          Patrick J. Sheppard                         Over $100,000                         Over $100,000
---------------------------------------------------------------------------------------------------------------------

Compensation of Trustees and Officers

The Trust does not pay compensation to the Trustees of the Trust that are affiliated with Standish Mellon or to the Trust's officers, except that a portion of the compensation of the Trust's Chief Compliance Officer, as approved by the Independent Trustees, is borne by the Trust. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the funds' shares) with the Trust during the calendar year ended December 31, 2005, except that certain Trustees and officers who are directors and officers of Standish Mellon, may from time to time purchase additional shares of common stock of Mellon Financial Corporation ("Mellon"), the publicly traded indirect parent company of Standish Mellon.

The following table sets forth all compensation paid to the Trust's trustees as of each fund's calendar year ended December 31, 2005:

------------------------------------------------------------------------------------------
                            Aggregate Compensation from the Funds
------------------------------------------------------------------------------------------
Name of Trustee                                   Pension or
                                                   Retirement
                                                    Benefits         Total Compensation
                                                Accrued as Part       from Funds and
                                Intermediate       of Funds'        Portfolios & Other
                               Tax Exempt Fund      Expense          Funds in Complex*
------------------------------------------------------------------------------------------
Samuel C. Fleming                  $3,551              $0                 $49,625
------------------------------------------------------------------------------------------
Benjamin M. Friedman               $3,551              $0                 $49,625
------------------------------------------------------------------------------------------
John H. Hewitt                     $3,551              $0                 $49,625
------------------------------------------------------------------------------------------
Caleb Loring, III                  $3,813              $0                 $54,625
------------------------------------------------------------------------------------------
Patrick J. Sheppard**                $0                $0                   $0
------------------------------------------------------------------------------------------

* As of the date of this Statement of Additional Information there were 32 funds in the fund complex. ** Mr. Sheppard is not compensated by the funds.

Material Relationships of the Independent Trustees

For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which Standish Mellon or any of its affiliates acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

As of December 31, 2005, none of the Independent Trustees, nor any of the members of their immediate family, beneficially own any securities issued by Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years of 2004 and 2005, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years 2004 and 2005, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon; (vi) any affiliate of Standish Mellon; or (vii) an officer of any such affiliate.

During the calendar years 2004 and 2005, none of the Independent Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $60,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2004 and 2005, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon, or (vi) any other entity in a control relationship to the Trust.

Certain Shareholders

At January 2, 2006, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any fund except:

Intermediate Tax Exempt Fund:


------------------------------------------------------------------------
Name and Address                                    Percentage of
                                                  Outstanding Shares
------------------------------------------------------------------------
Charles Schwab Co. Inc.                                50.50%*
Special Custody Account
FBO Customers
101 Montgomery Street
Attn: Mutual Funds
San Francisco, CA 94104

National Financial Service Corp.                       11.92%
For the Exclusive Benefit of Customers
New York, NY 10008

SEI Private Trust Company                               8.95%
C/O Mellon Bank
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456
------------------------------------------------------------------------

* Because the shareholder beneficially owned 25% or more of the outstanding shares of the indicated fund, the shareholder was considered to control the fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Investment Adviser

Standish Mellon Asset Management Company LLC serves as investment adviser to each fund pursuant to separate written investment advisory agreements with the Trust. Standish Mellon, a Delaware limited liability company, was formed in 2001 as a result of the acquisition by Mellon of Standish, Ayer & Wood, Inc. Standish Mellon is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Standish Mellon is a wholly owned subsidiary of Fixed Income (MA) Trust ("FIMA"), a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. FIMA is a majority owned subsidiary of Fixed Income (DE) Trust (FIDE), a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. FIDE is a wholly owned subsidiary of Mellon.

The following constitute the members of the Board of Managers of Standish
Mellon: Stephen E. Canter, Christine Downton, Mitchell E. Harris, Alexander C. Huberts, Edward H. Ladd, Robert A. McCormish, J. Desmond MacIntyre, John J. Nagorniak, Ronald P. O'Hanley, and Scott E. Wennerholm. Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon is one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

Certain services provided by the adviser under the investment advisory agreements are described in the Prospectus. In addition to those services, the adviser provides each fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided by the adviser without reimbursement by the funds for any costs incurred. Under each investment advisory agreement, the adviser is paid a fee based upon a percentage of each fund's average daily net asset value computed set forth below. This fee is paid monthly.

------------------------------------------------------------------------
               Fund                         Contractual Advisory
                                              Fee Annual Rate
------------------------------------------------------------------------
      Intermediate Tax Exempt                      0.40%
------------------------------------------------------------------------

During the last three fiscal years ended September 30, the funds paid advisory fees in the following amounts:


----------------------------------------------------------------------------------------
                 Fund                        2003             2004            2005
----------------------------------------------------------------------------------------
       Intermediate Tax Exempt            $291,675(1)     $212,773 (1)    $254,650 (1)
----------------------------------------------------------------------------------------

------------------
(1) For the fiscal years ended September 30, 2003, 2004 and 2005, the adviser voluntarily agreed not to impose a portion of its fees for the Intermediate Tax Exempt Fund in the amount of $20,927, $180,781, and $187,055 respectively.

The adviser has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) for the Intermediate Tax Exempt Fund to 0.65% of the fund's average daily net assets. Standish Mellon may revise or discontinue these agreements at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

Pursuant to the investment advisory agreements, the fund bears the expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreements. Among other expenses, the fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

Unless terminated as provided below, the fund's investment advisory agreement continues in full force and effect for successive periods of one year after its initial term, but only as long as each such continuance is approved annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable fund or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their "assignment," as defined in the 1940 Act.

In an attempt to avoid any potential conflict with portfolio transactions for the fund, the adviser, Mellon Funds Distributor, L.P. and the Trust have adopted extensive restrictions on personal securities trading by personnel of the adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the fund and its shareholders come before those of the adviser, its affiliates and their employees.

Custodian

Mellon Bank, N.A. ("Mellon Bank"), with its principal place of business at One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as the custodian of the assets of the Trust. Mellon Bank also provides administration and fund accounting services to the fund. Mellon Bank is a wholly-owned subsidiary of Mellon.

Pursuant to agreements between Mellon Bank and the Trust, Mellon Bank provides the funds with administration services which include financial reporting, registered investment company compliance, and Board and tax reporting, and Mellon Bank is responsible for supervising the provision of transfer agent services to each fund by Dreyfus Transfer, Inc. ("DTI") and serves as liaison between the Trust and their other service providers as agreed upon from time to time by the Trust and Mellon Bank. For these services, Mellon Bank receives a fee of $15,000 per year per fund and an additional fee of $3,000 per year for each additional class of shares for each fund.

Mellon Bank also provides accounting services to the funds, including valuation services, maintenance of certain books and records and preparation of various accounting reports and statements. For these services, Mellon Bank receives a fee of $30,000 per year per fund which invests primarily in U.S. securities, $45,000 per year per fund which invests primarily in foreign securities, $18,000 per year per fund with less than $25 million assets, and an additional fee of $3,000 per year for each additional class of shares for each fund.

Transfer Agent

Dreyfus Transfer, Inc. ("DTI") serves as the transfer agent for the funds. DTI is a wholly owned indirect subsidiary of Mellon.

Pursuant to agreements between DTI and the Trust, DTI provides the funds with transfer agency services which include maintaining shareholder records, processing shareholder transactions and fund dividend activity and preparing and mailing shareholder reports and confirmations. For these services, DTI receives a fee of $6,000 per year per fund and an additional fee of $6,000 per year for each additional class of shares for each fund. DTI also receives an additional fee of $19.06 per open shareholder account in a daily dividend fund and $12.84 per open shareholder account in a quarterly/annual dividend fund and a custodial fee of $10.00 per IRA/Keough account (subject to a $25.00 maximum per participant).

Distributor of the Trust

Mellon Funds Distributor, L.P., an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the funds' shares. In that capacity, Mellon Funds Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and Mellon Funds Distributor. Pursuant to the Underwriting Agreement, Mellon Funds Distributor has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. Mellon Funds Distributor receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Mellon Funds Distributor are located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

                                 CODE OF ETHICS

Code of Ethics. The Board of Trustees has approved a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of the fund, and has also approved a code of ethics under Rule 17j-1 which is applicable to the officers, trustees/directors and designated employees of the adviser, the principal underwriter and certain affiliates. The codes of ethics establishes procedures for personal investing and restricts certain transactions. Employees, trustees/directors and officers subject to these codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Boards of Trustees of each of the Trust and Portfolio Trust have adopted proxy voting policies and procedures (the "Fund's Proxy Voting Policies") which delegate to the adviser the authority to vote proxies of companies held in a fund's or Portfolio's portfolio. The adviser, through its participation on the Mellon Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds or the Portfolios.

The adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

All proxies received by the funds or Portfolios are reviewed, categorized, analyzed and voted in accordance with detailed, pre-determined written proxy voting guidelines (the "Mellon Voting Guidelines") which have been developed by the MPPC based on internal and external research and recommendations provided by Institutional Shareholder Services, an independent proxy voting agent ("ISS"). ISS has been engaged as proxy voting agent to review each proxy received by a fund or Portfolio and apply the Mellon Voting Guidelines to determine how the proxy should be voted. Items that can be categorized by ISS under the Mellon Voting Guidelines are voted by ISS in accordance with the Mellon Voting Guidelines or referred to the MPPC, if the guidelines so require. Proposals that cannot be categorized under the Mellon Voting Guidelines are referred to the MPPC for discussion and vote, which the MPPC does without consideration of any client relationship factors. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. The Mellon Voting Guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or the adviser's policies on specific issues.

With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

The adviser seeks to avoid material conflicts of interest by participating in the MPPC, which applies the Mellon Proxy Voting Guidelines in an objective and consistent manner across all client accounts, including the funds and Portfolios, through ISS as proxy voting agent. In situations where the adviser or the MPPC believes there may be an actual or potential material conflict of interest in voting a proxy on behalf of a fund or Portfolio, MPPC will engage ISS pursuant to a separate agreement to act as an independent fiduciary to vote the proxy in a manner which ISS determines, in its sole discretion, is in the best interests of the effected fund or Portfolio. In situations where the adviser or its affiliates have discretion over the assets of an advisory client which are invested in a Mellon Institutional Fund, the MPPC has engaged ISS as independent fiduciary to vote proxies issued by the fund on behalf of such clients.

The Fund's Proxy Voting Policies requires the adviser to submit to the Boards promptly in writing any material changes to the adviser's proxy voting policies and procedures. The Boards must approve any such material changes within six months of the submission. The Fund's Proxy Voting Policies also require the adviser to submit quarterly and annual reports to the Boards describing, among other things, any material issues arising under these proxy voting policies and procedures and any exceptions from the adviser's proxy voting policies and procedures.

                        PURCHASE AND REDEMPTION OF SHARES

Detailed information on purchase and redemption of shares is included in the prospectus.

In addition to Mellon Funds Distributor and other agents of the Trust, each fund has authorized one or more brokers and dealers and other financial intermediaries ("Third Party Agents") to accept on its behalf orders for the purchase and redemption of fund shares pursuant to written agreements with each such Third Party Agent. Under certain conditions, such Third Party Agents may designate other intermediaries to accept orders for the purchase and redemption of fund shares. Such purchase and redemption orders are considered to have been received by a fund when accepted by the Third Party Agent or, if applicable, the Third Party Agent's designee. Such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized Third Party Agent, or, if applicable, the Third Party Agent's designee. All Third Party Agents are required to process and transmit orders to Mellon Funds Distributor or the Trust in accordance with all applicable laws.

The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

               ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager of the fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of September 30, 2005. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.


---------------------------------------------------------------------------------------------------------------------
 PORTFOLIO MANAGER NAME           FUNDS            OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------
Steven W. Harvey          Intermediate Tax       Other Registered Investment Companies:  3 funds with total assets
                          Exempt Bond Fund       of $1.072 billion.

                                                 Other Pooled Investment Vehicles: 0 entities with total assets of approximately $0.

                                                 Other Accounts: 366 accounts with total assets of approximately
                                                 $2.682 billion.
---------------------------------------------------------------------------------------------------------------------
Christine L. Todd         Intermediate Tax       Other Registered Investment Companies:  1 fund with total assets
                          Exempt Bond Fund       of $244.625 million.

                                                 Other Pooled Investment Vehicles: 0 entities with total assets of approximately $0.

                                                 Other Accounts:  148 accounts with total assets of approximately
                                                 $3.524 billion.
---------------------------------------------------------------------------------------------------------------------

The Adviser does not receive a fee based upon the investment performance of the accounts included under "Other Accounts Managed by the Portfolio Managers" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally requires that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts, is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below.

     o A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

     o If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers.

Each Standish Mellon portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon's performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon. All portfolio managers are also eligible to participate in the Standish Mellon Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's Elective Deferred Compensation Plan.

Share Ownership by Portfolio Managers.

The following table indicates as of September 30, 2005 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the fund they manage. For purposes of this table, the following letters indicates the range indicated below:

--------------------------------------
A        -   $0
--------------------------------------
B        -   $1 - $10,000
--------------------------------------
C        -   $10,001 - $50,000
--------------------------------------
D        -   $50,001 - $100,000
--------------------------------------
E        -   $100,001 - $500,000
--------------------------------------
F        -   $500,001 - $1,000,000
--------------------------------------
G        -   More than $1 million
--------------------------------------


----------------------------------------------------------------------------------------------
       PORTFOLIO MANAGER NAME                           FUND                      OWNERSHIP
----------------------------------------------------------------------------------------------
Steven W. Harvey                       Intermediate Tax Exempt Bond Fund              A
----------------------------------------------------------------------------------------------
Christine L. Todd                      Intermediate Tax Exempt Bond Fund              A
----------------------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

The adviser is responsible for placing the fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include
(i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the funds. The investment advisory fees paid by the funds under the advisory agreements will not be reduced as a result of the adviser's receipt of research services.

The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the funds. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for a fund may be aggregated with those to be sold or purchased for other investment clients of the adviser and the adviser's personnel in order to obtain best execution.

Brokerage Commissions

--------------------------------------------------------------------------------------------------------------------
                                                                   Aggregate Brokerage Commissions
                                                                    Paid by the Fund on Portfolio
                                                           Transactions for the Years ended September 30,
--------------------------------------------------------------------------------------------------------------------
Fund                                                    2003                  2004                  2005
--------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Fund                             $0                    $0                    $0
--------------------------------------------------------------------------------------------------------------------

At September 30, 2005, the fund did not hold any securities of its regular brokers or dealers. The funds generally executes portfolio transactions on a "net" basis without the payment of brokerage commissions but which include a mark-up or "spread" by the securities broker-dealer.

                        DETERMINATION OF NET ASSET VALUE

The fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of a fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time) and is computed by dividing the value of all securities and other assets of the fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

Equity and other taxable securities are valued at the last sales prices, on the exchange or national securities market on which they are primarily traded. Equity and other taxable securities not listed on an exchange or national securities market, or securities for which there are no reported transactions, are valued at the last quoted bid prices. Municipal securities are valued by an independent pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fund believes that reliable market quotations for municipal securities are generally not readily available for purposes of valuing its portfolio securities. As a result, it is likely that most valuations of municipal securities made by such pricing service will be based upon fair value determined on the basis of the factors listed above (which may also include use of yield equivalents or matrix pricing). If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the Trustees believe accurately reflects their fair value. The Trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices. Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon its value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

                             FEDERAL INCOME TAXATION

Each series of the Trust, including the fund, is treated as a separate entity for accounting and tax purposes. The fund has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) (if any), net tax-exempt interest and net capital gain which are distributed timely to shareholders in accordance with the requirements of the Code.

The fund will be subject to a non-deductible 4% federal excise tax on certain taxable amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the fund as of a record date in October, November or December but paid during the following January. Such distributions will be treated as if received by shareholders on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

The fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For Federal income tax purposes, the fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund and would not be required to be distributed as such to shareholders.

As of the end of its most recent taxable year, the fund had capital loss carryforwards in the amounts indicated below available to offset future net capital gains which expire on September 30 of the year(s) indicated:

                                      2013
                                    -------
                                    $25,970

Limitations imposed by the Code on regulated investment companies like the fund may restrict a fund's ability to enter into futures, options and currency forward transactions.

Certain options and futures transactions undertaken by the fund may cause the fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term and timing of some capital gains and losses realized by the fund. Additionally, the fund may be required to recognize gain if an option, future, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses of a fund on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred under the tax straddle rules of the Code rather than being taken into account currently in calculating the fund's taxable income or gain. Certain of the applicable tax rules may be modified if a fund is eligible and chooses to make one or more tax elections that may be available. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. The fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

The Federal income tax rules applicable to dollar rolls, certain structured or hybrid securities, interest rate swaps and interest rate caps, floors and collars and Strategic Transactions are unclear in certain respects, and the fund will account for these instruments in a manner that is intended to allow it to continue to qualify for the favorable tax treatment as regulated investment companies.

Distributions from the fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be treated under the Code as ordinary income (if they are from the fund's investment company taxable income), capital gain (if they are from the fund's net capital gain and are properly designated as "capital gain dividends"), or tax-exempt interest (if they are from a fund's net tax-exempt interest and are properly designated as "exempt-interest dividends"), whether taken in shares or in cash. Since the income from the fund is derived from sources that do not pay qualified dividend income, taxable dividends from the investment company taxable income of the fund (if any) will not qualify for taxation at the maximum 15%

U.S. Federal income tax rate available to individuals on qualified dividend income. Capital gain dividends distributed to individual shareholders (if any) generally will qualify for the maximum 15% Federal income tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. Federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and after such basis is reduced to zero will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received. The U.S. Federal income tax status of all distributions will be reported to shareholders annually.

Taxable distributions by the fund includes distributions attributable to income or gains from the fund's taxable investments or transactions, including (i) gains from the sale of portfolio securities or the right to when-issued securities prior to issuance or from options or futures transactions and (ii) income attributable to repurchase agreements, securities lending, recognized market discount, interest rate swaps, caps, floors or collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons.

Distributions by a tax exempt fund of tax-exempt interest ("exempt-interest dividends") timely designated as such by the fund will be treated as tax-exempt interest under the Code, provided that the fund qualifies as a regulated investment company and at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Shareholders are required to report their receipt of tax-exempt interest, including such distributions, on their Federal income tax returns. The portion of a tax exempt fund's distributions designated as exempt-interest dividends may differ from the actual percentage that its tax-exempt income comprises of its total income during the period of any particular shareholder's investment. The fund will report to shareholders the amount designated as exempt-interest dividends for each year.

Interest income from certain types of tax-exempt obligations that are private activity bonds in which the fund may invest is treated as an item of tax preference for purposes of the federal alternative minimum tax. To the extent that a tax exempt fund invests in these types of tax-exempt obligations, shareholders will be required to treat as an item of tax preference for federal alternative minimum tax purposes (both individual and corporate) that part of the fund's exempt-interest dividends which is derived from interest on these tax-exempt obligations. All exempt-interest dividends, whether or not attributable to private activity bonds, may also increase the alternative minimum tax liability, if any, of corporate shareholders of the fund.

Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to Federal income tax on a portion of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the fund. Shares of the fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds, or persons related to "substantial users." Consult your tax adviser if you think this may apply to you.

If a tax exempt fund invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount, the fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, a tax exempt fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements. The fund purchases tax-exempt obligations which are generally accompanied by an opinion of bond counsel to the effect that interest on such securities is not included in gross income for federal income tax purposes. It is not economically feasible to, and the fund therefore does not, make any independent inquiry into whether such securities are in fact tax-exempt. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with Federal tax requirements. Tax laws enacted principally during the 1980s not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the tax exempt fund's distributions attributable to interest the fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

The fund may purchase municipal obligations together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the fund may purchase beneficial interests in municipal obligations held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require the fund to pay "tender fees" or other fees for the various features provided.

The Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of a true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the fund, in relation to various regulated investment company tax provisions is unclear. However the adviser intends to manage the fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a tax exempt fund will not be deductible for federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by the fund. Pursuant to published guidelines, the IRS may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the fund even though the borrowed funds may not be directly traceable to the purchase of shares.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in a fund's portfolio. Consequently, subsequent distributions by the fund on such shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

The fund may consider the use of equalization accounting for any taxable year if it would further the goal of reducing taxable distributions to shareholders for such year. Under equalization accounting, a fund's earnings and profits are allocated in part to redemption proceeds paid by the fund; although a redeeming shareholder's tax treatment would not be affected by such an allocation, in certain circumstances the amounts of realized net income and/or net capital gains the fund is required to distribute may be reduced through the use of equalization accounting. Hence, if a fund determines that it will use equalization accounting for a particular year, the amount, timing and character of its distributions for that year may be affected. The fund would consider using equalization accounting for a particular year only if they determine that such use is consistent with their tax objectives and would produce a benefit for such year that outweighs any additional tax or accounting complexities or costs.

Upon a redemption or other disposition of shares of the fund in a transaction that is treated as a sale for tax purposes, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder's tax basis in his shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

Any loss realized on a redemption or other disposition of shares may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption or other disposition of shares with a tax holding period of six months or less will, with respect to the fund, be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8866. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholder of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, that a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state in which the shareholder is subject to tax or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

Individuals and certain other classes of shareholders may be subject to 28% backup withholding of Federal income tax on dividends (other than exempt-interest dividends), capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the funds with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Backup withholding may be inapplicable for any year in which a fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.

Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 28% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law and who hold their shares as capital assets. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of a fund for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN, or other authorized form is on file, to backup withholding at the rate of 28% on certain distributions from the funds. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the funds.

                           THE FUNDS AND THEIR SHARES

The fund is an investment series of Mellon Institutional Funds Investment Trust (formerly "Standish, Ayer & Wood Investment Trust"), an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time (the "Declaration"). Under the Declaration, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the fund. Each share of a fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders are entitled to share pro rata in the net assets available for distribution.

Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the fund. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for any of the funds.

All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize the fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize the fund to so invest its assets.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or her liability as a shareholder of the Trust is limited to circumstances in which both inadequate insurance existed and the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                             ADDITIONAL INFORMATION

The fund's prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Each fund's financial statements contained in the 2005 annual reports of the funds have been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm, and are incorporated by reference into the SAI.